Exhibit 3

PEDIDO DE RESERVA PARA ACIONISTAS PN

Oi S.A.

Companhia Aberta de Capital Autorizado

Rua do Lavradio, nº 71, 2º andar, Centro

Rio de Janeiro, RJ, Brasil

CNPJ/MF 76.535.764/0001-43 – NIRE 33.3.0029520-8 – Código CVM nº 11312

Código de Negociação na BM&FBOVESPA: “OIBR4”

Código ISIN: “BROIBRACNPR8”

Nº

Pedido de Reserva para Acionistas PN (“Pedido de Reserva para Acionistas PN”) relativo à oferta pública de distribuição primária de, inicialmente, (i) 1.917.028.657 ações ordinárias de emissão da Companhia, todas nominativas, escriturais e sem valor nominal, livres e desembaraçadas de quaisquer ônus ou gravames (“Ações Ordinárias”) e (ii) 3.834.057.315 ações preferenciais de emissão da Companhia, todas nominativas, escriturais e sem valor nominal, livres e desembaraçadas de quaisquer ônus ou gravames (“Ações Preferenciais” e, em conjunto com as Ações Ordinárias, “Ações”), incluindo Ações sob a forma de American Depositary Shares (“ADSs”), representadas por American Depositary Receipts (“ADRs”), todas livres e desembaraçadas de quaisquer ônus ou gravames, a ser realizada simultaneamente no Brasil e no exterior (“Oferta Global” ou “Oferta”).

1.         OFERTA GLOBAL

A Oferta compreenderá, simultaneamente:

(i) a oferta brasileira (“Oferta Brasileira”), que consistirá na oferta pública de distribuição primária de Ações (exceto na forma de ADS) (“Ações da Oferta Brasileira”), a ser realizada no Brasil, em mercado de balcão não organizado, em conformidade com a Instrução da Comissão de Valores Mobiliários (“CVM”) nº 400, de 29 de dezembro de 2003, conforme alterada (“Instrução CVM 400”), sob a coordenação do Banco BTG Pactual S.A. (“BTG Pactual” ou “Coordenador Líder” ou “Agente Estabilizador”), do Bank of America Merrill Lynch Banco Múltiplo S.A. (“BofA Merrill Lynch”), do Banco Barclays S.A. (“Barclays”), do Citigroup Global Markets Brasil, Corretora de Câmbio, Títulos e Valores Mobiliários S.A. (“Citi”), do Banco de Investimentos Credit Suisse (Brasil) S.A. (“Credit Suisse”), do BES

Investimento do Brasil S.A. – Banco de Investimento (“BESI”) e do HSBC Bank Brasil S.A. – Banco Múltiplo (“HSBC” e, em conjunto com o BTG Pactual, o BofA Merrill Lynch, o Barclays, o Citi, o Credit Suisse e o BESI, “Coordenadores Globais da Oferta”), do BB – Banco de Investimento S.A. (“BB Investimentos”), do Banco Bradesco BBI S.A. (“Bradesco BBI”), do Banco Caixa Geral – Brasil S.A. (“Caixa Geral”), do Goldman Sachs do Brasil Banco Múltiplo S.A. (“Goldman Sachs”), do Banco Itaú BBA S.A. (“Itaú BBA”), do Banco Morgan Stanley S.A. (“Morgan Stanley”) e do Banco Santander (Brasil) S.A. (“Santander” e, em conjunto com o BB Investimentos, o Bradesco BBI, o Caixa Geral, o Goldman Sachs, o Itaú BBA e o Morgan Stanley, “Coordenadores” e, em conjunto com os Coordenadores Globais da Oferta, “Coordenadores da Oferta”) e com a participação da XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A. (“XP Investimentos”) e do Banco BNP Paribas Brasil S.A. (“BNP Paribas” e, em conjunto com a XP Investimentos, os “Coordenadores Contratados”) e de determinadas instituições consorciadas autorizadas a operar no mercado de capitais brasileiro, credenciadas junto à BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”), estas convidadas a participar da Oferta Brasileira exclusivamente para efetuar esforços de colocação das Ações da Oferta Brasileira junto aos Investidores Não-Institucionais (“Instituições Consorciadas” e, em conjunto com os Coordenadores da Oferta e com os Coordenadores Contratados, “Instituições Participantes da Oferta Brasileira”). Serão realizados, simultaneamente, esforços de colocação das Ações da Oferta Brasileira no exterior, pelo BTG Pactual US Capital LLC, pelo Merrill Lynch, Pierce, Fenner & Smith Incorporated, pelo Barclays Capital Inc., pelo Citigroup Global Markets Inc., pelo Credit Suisse Securities (USA) LLC, pelo Banco Espírito Santo de Investimento S.A., pelo HSBC Securities (USA) Inc., pelo Banco do Brasil Securities LLC, pela Bradesco Securities, Inc., pelo Caixa – Banco de Investimento, S.A., pelo Goldman, Sachs & Co., pelo Itau BBA USA Securities, Inc., pelo Morgan Stanley & Co. LLC. e pelo Santander Investment Securities Inc. (em conjunto, “Agentes de Colocação Internacional”), exclusivamente junto a investidores nos demais países, exceto o Brasil e os Estados Unidos da América, de acordo com a legislação aplicável no país de domicílio de cada investidor e desde que invistam no Brasil de acordo com os mecanismos de investimento da Lei n° 4.131, de 3 de setembro de 1962, conforme alterada (“Lei 4.131”), ou da Resolução do Conselho Monetário Nacional (“CMN”) n° 2.689, de 26 de janeiro de 2000, conforme alterada (“Resolução CMN 2.689”), e da Instrução da CVM n° 325, de 27 de janeiro de 2000, conforme alterada (“Instrução CVM 325” e “Investidores Estrangeiros”, respectivamente); e

(ii) a oferta internacional, sob a coordenação do Banco BTG Pactual S.A. - Cayman Branch, do Merrill Lynch, Pierce, Fenner & Smith Incorporated, do Barclays Capital Inc., do Citigroup Global Markets Inc., do Credit Suisse Securities (USA) LLC, do Banco Espírito Santo de Investimento S.A. e do HSBC Securities (USA) Inc. (em conjunto, “Coordenadores Globais da Oferta Internacional”), do Banco do Brasil Securities LLC, da Bradesco Securities, Inc., do Caixa – Banco de Investimento, S.A., do Goldman, Sachs & Co., do Itau BBA USA Securities, Inc., do Morgan Stanley & Co. LLC. e

do Santander Investment Securities Inc. (em conjunto com os Coordenadores Globais da Oferta Internacional, “Coordenadores da Oferta Internacional”) e com a participação de outras instituições financeiras contratadas, que consistirá na oferta pública de distribuição primária de Ações a ser realizada nos Estados Unidos da América (“Ações da Oferta Internacional”), sob a forma de ADSs, representadas por ADRs, a serem listados e admitidos à negociação na NYSE, em conformidade com o U.S. Securities Act of 1933, conforme alterado (“Securities Act”) (“Oferta Internacional”). Cada ADS representará 1 Ação Preferencial ou 1 Ação Ordinária, conforme o caso.

A Oferta Global será registrada: (i) no Brasil junto à CVM, em conformidade com a Instrução CVM 400, em relação à Oferta Brasileira; e (ii) nos Estados Unidos da América junto à U.S. Securities and Exchange Commission (“SEC”), em conformidade com o Securities Act, em relação à Oferta Internacional.

A Oferta Global é parte da operação anunciada pela Companhia, por meio de fato relevante publicado em 02 de outubro de 2013 (“Fato Relevante”), que culminará na reunião dos acionistas da Companhia, da Portugal Telecom SGPS S.A. (“Portugal Telecom”) e da Telemar Participações S.A. (“TmarPart”) e combinará as atividades e negócios desenvolvidos pela Companhia, no Brasil, e pela Portugal Telecom, em Portugal e nos países da África onde atua, no sentido de consolidar a aliança industrial entre a Companhia e a Portugal Telecom, iniciada em 2010 e desenvolvida desde aquela data (“Aliança Industrial”) (sendo tais operações, em conjunto com a Oferta Global, a “Operação Societária”). Após a Oferta Global, serão realizadas assembleias para deliberar a incorporação de ações de emissão da Companhia pela TmarPart e a incorporação da Portugal Telecom pela TmarPart, que passará, para fins deste Pedido de Reserva, a ser denominada “CorpCo”, sendo seu capital social composto exclusivamente por ações ordinárias a serem listadas (i) no Brasil, no Novo Mercado, segmento especial de listagem da BM&FBOVESPA S.A. - Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”), (ii) nos Estados Unidos da América, na New York Stock Exchange (“NYSE”), e (iii) em Portugal, na NYSE Euronext Lisbon (“Euronext”).

A conclusão da Operação Societária, bem como de todas as demais operações societárias vinculadas à Operação Societária, estão sujeitas à implementação de diversas condições, incluindo aprovações das transações societárias pelos órgãos societários competentes de cada uma das sociedades envolvidas, obtenção de autorizações legais e regulatórias, consentimentos de credores e terceiros, dentre outras condições. Para mais informações sobre a Operação Societária, ver item “Sumário da Companhia – Operação Societária” do Prospecto Preliminar.

No âmbito da Oferta Global, a alocação das Ações Ordinárias e das Ações Preferenciais será feita com base na proporção de emissão de no mínimo 1/3 (um terço) de ações ordinárias e no máximo 2/3 (dois terços) de ações preferenciais de emissão da Companhia, nos termos de seu estatuto social (“Proporção Estatutária”). Contudo, tendo em vista que a Oferta encontra-se inserida no contexto da Operação Societária (a qual, caso aprovada por todos os órgãos competentes e desde que todas as condições e aprovações societárias e regulamentares sejam implementadas e todos os consentimentos de credores e terceiros sejam obtidos, conforme acima mencionado, terá como resultado a reunião dos negócios da Companhia com os negócios da Portugal Telecom em uma companhia a ser listada no Novo Mercado) todos os acionistas da Companhia passarão a deter somente ações ordinárias de sua emissão da CorpCo ao final da Operação Societária, conforme descrito no Fato Relevante.

Nos termos do artigo 24 da Instrução CVM 400, a quantidade de Ações inicialmente ofertada, (i) sem considerar as Ações Adicionais (conforme definidas abaixo) e (ii) respeitada a Proporção Estatutária, poderá ser acrescida em até 15%, ou seja, em até 862.662.895 Ações, sendo até 287.554.298 Ações Ordinárias e até 575.108.597 Ações Preferenciais, incluindo Ações sob a forma de ADSs, representadas por ADRs, a serem emitidas pela Companhia, nas mesmas condições e ao mesmo preço das Ações inicialmente ofertadas (“Ações Suplementares”), conforme opção a ser outorgada pela Companhia ao BTG Pactual no Contrato de Coordenação, Colocação e Garantia Firme de Liquidação de Ações Ordinárias e Preferenciais de Emissão da Oi S.A., a ser celebrado entre a Companhia, os Coordenadores da Oferta e a BM&FBOVESPA, esta última na qualidade de interveniente-anuente (“Contrato de Colocação Brasileiro” e “Opção de Ações Suplementares”). As Ações Suplementares serão destinadas exclusivamente a atender a um eventual excesso de demanda que venha a ser constatado no decorrer da Oferta Global. O Agente Estabilizador terá o direito exclusivo, mas não a obrigação, a partir da data de assinatura do Contrato de Colocação Brasileiro, inclusive, e por um período de até 30 dias a partir da data de publicação do Anúncio de Início da Oferta Pública de Distribuição Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A. (“Anúncio de Início”), inclusive, de exercer a Opção de Ações Suplementares no todo ou em parte, em uma ou mais vezes, após notificação por escrito aos demais Coordenadores da Oferta, desde que a decisão de sobrealocação, no momento em que for fixado o Preço por Ação Preferencial (conforme definido abaixo), seja tomada em comum acordo entre os Coordenadores da Oferta. A estabilização das Ações Ordinárias somente será realizada de forma acessória e vinculada ao processo de estabilização das Ações Preferenciais, de modo a garantir a manutenção da Proporção Estatutária quando do exercício da Opção de Ações Suplementares.

Nos termos do artigo 14, parágrafo 2º, da Instrução CVM 400, a quantidade de Ações inicialmente ofertada (sem considerar as Ações Suplementares) poderá, a critério da Companhia, em comum acordo com os Coordenadores da Oferta e com os Coordenadores da Oferta Internacional, ser acrescida em até 20%, ou seja, em até 1.150.217.194 Ações a serem emitidas pela Companhia, sendo até 383.405.731 Ações Ordinárias e até 766.811.463 Ações Preferenciais (respeitada, dessa forma, a Proporção Estatutária), incluindo Ações sob a forma de ADSs, representadas por ADRs, nas mesmas condições e ao mesmo preço das Ações inicialmente ofertadas (“Ações Adicionais”).

2.         APROVAÇÕES SOCIETÁRIAS

A realização da Oferta Global, mediante aumento do capital social da Companhia, com exclusão do direito de preferência dos seus acionistas, nos termos do artigo 172, inciso I, da Lei n° 6.404, de 15 de dezembro de 1976, conforme alterada (“Lei das Sociedades por Ações”) e do artigo 9º do estatuto social da Companhia, mas com a concessão de prioridade aos atuais acionistas da Companhia, nos termos do artigo 21 da Instrução CVM 400, foi aprovada em reunião do Conselho de Administração da Companhia realizada em 19 de fevereiro de 2014, cuja ata foi publicada no Diário Oficial do Estado do Rio de Janeiro (“DOERJ”) e no jornal “Valor Econômico”, nas edições de 25 de março de 2014, e registrada na Junta Comercial do Estado do Rio de Janeiro (“JUCERJA”), sob o nº 000026011938, em 10 de março de 2014.

A realização da Oferta Global foi rerratificada em reunião do Conselho de Administração da Companhia realizada em 1º de abril de 2014, cuja ata será publicada no DOERJ e no jornal “Valor Econômico” e será registrada na JUCERJA.

O capital autorizado da Companhia foi aumentado com a consequente alteração do artigo 6º do Estatuto Social da Companhia, conforme aprovado em assembleia geral extraordinária de acionistas da Companhia realizada em 27 de março de 2014, cuja ata será publicada no DOERJ e no jornal “Valor Econômico” e será registrada na JUCERJA.

O Preço por Ação Preferencial (conforme definido abaixo) e o aumento do capital social da Companhia, dentro do limite do capital autorizado previsto em seu estatuto social e com a emissão de ações ordinárias e preferenciais de acordo com a Proporção Estatutária, serão aprovados em reunião do Conselho de Administração da Companhia, a ser realizada entre a conclusão do Procedimento de Bookbuilding (conforme definido abaixo) e a publicação do Anúncio de Início, cuja ata será registrada na Junta Comercial do Estado do Rio de Janeiro e publicada no jornal “Valor Econômico” na data de publicação do Anúncio de Início e no Diário Oficial do Estado do Rio de Janeiro, no dia útil subsequente.

A fixação do Preço por Ação Ordinária (conforme definido abaixo) com base no Preço por Ação Preferencial e apurado de acordo com a taxa de conversão de 1 Ação Preferencial para 0,9211 Ação Ordinária reflete a proporção a ser utilizada no âmbito da incorporação de ações da Companhia pela TmarPart, conforme acordada no Memorando de Entendimentos celebrado no âmbito da Operação Societária em 1º de outubro de 2013 e divulgado por meio Comunicado ao Mercado publicado em 02 de outubro de 2013, cuja celebração foi ratificada em reunião do Conselho de Administração da Companhia realizada em 18 de dezembro de 2013.

3.         PÚBLICO-ALVO DESTE PEDIDO DE RESERVA

Este Pedido de Reserva poderá ser realizado apenas por titulares de ações preferenciais de emissão da Companhia, incluindo sob a forma de ADRs (observado o procedimento abaixo descrito) (“Acionistas”), na Primeira Data de Corte (conforme definido abaixo) (“Oferta Prioritária”).

A Oferta Prioritária será realizada nos termos do artigo 21 da Instrução CVM 400, de forma a assegurar a participação dos Acionistas, tomando por base a identificação dos Acionistas titulares de ações ordinárias e/ou ações preferenciais de emissão da Companhia na custódia da BM&FBOVESPA ou do Banco do Brasil S.A., instituição depositária das ações de emissão da Companhia, conforme o caso, (a) ao final do dia 09 de abril de 2014 (“Primeira Data de Corte”); e (b) considerando a quantidade de ações de suas respectivas custódias ao final do dia 17 de abril de 2014 (“Segunda Data de Corte”). A Oferta Prioritária destina-se exclusivamente aos Acionistas e Cessionários. Portanto, para fins de cálculo do Limite de Subscrição Proporcional (conforme definido abaixo) de cada Acionista, será considerada apenas a quantidade de ações preferenciais de emissão da Companhia detida pelo Acionista na Segunda Data de Corte.

O SUBSCRITOR declara ter conhecimento de que o período para formular o presente Pedido de Reserva para Acionistas PN junto às Instituições Participantes da Oferta Brasileira (i) para Acionistas que não sejam considerados Pessoas Vinculadas (conforme abaixo definido) é de 10 de abril de 2014, inclusive, a 24 de abril de 2014, inclusive (“Período de Reserva da Oferta Prioritária”); e (ii) para Acionistas que sejam considerados Pessoas Vinculadas é no dia 10 de abril de 2014, data esta que antecederá em sete dias a conclusão do Procedimento de Bookbuilding (“Data de Reserva da Oferta Prioritária para Pessoas Vinculadas”), sendo que aqueles que realizarem seus Pedidos de Reserva para Acionistas PN na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas não terão seus Pedidos de Reserva para Acionistas PN cancelados mesmo no caso de excesso de demanda superior em 1/3 (um terço) à quantidade de Ações inicialmente ofertada (sem considerar as Ações Suplementares e as Ações Adicionais).

Para os fins da Oferta e nos termos do artigo 55 da Instrução CVM 400, são consideradas pessoas vinculadas à Oferta Global os investidores que sejam (i) controladores e/ou administradores da Companhia e/ou das Instituições Participantes da Oferta Brasileira, dos Agentes de Colocação Internacional e/ou dos Coordenadores da Oferta Internacional, (ii) outras pessoas vinculadas à Oferta Global, e (iii) cônjuges ou companheiros, ascendentes, descendentes ou colaterais até o 2º grau das pessoas mencionadas nos itens (i) e (ii) acima (“Pessoas Vinculadas”).

Será assegurado a cada um dos Acionistas que realizar Pedido de Reserva da Oferta Prioritária durante o Período de Reserva da Oferta Prioritária ou na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas, conforme o caso, o direito de subscrever Ações da Oferta Prioritária em quantidade equivalente ao percentual de participação acionária do respectivo Acionista, por espécie de ação, no total de ações ordinárias e/ou ações preferenciais, conforme o caso, do capital social total da Companhia, na Segunda Data de Corte, aplicado sobre a quantidade de Ações Ordinárias da Oferta Prioritária e/ou Ações Preferenciais da Oferta Prioritária, conforme o caso, desprezando-se eventuais frações de Ações e as ações de emissão da Companhia em tesouraria (“Limite de Subscrição Proporcional”).

Como parte da Operação Societária, a Portugal Telecom poderá subscrever inicialmente, sem considerar eventuais sobras, Ações da Oferta Prioritária em quantidade equivalente a um investimento de até R$5.709,90 milhões (“Limite de Subscrição da Portugal Telecom”), mediante o recebimento de direitos de prioridade cedidos pelos Acionistas TmarPart, Bratel Brasil S.A., Valverde Participações S.A., AG Telecom Participações S.A. e LF Tel S.A. no capital social da Companhia. A Portugal Telecom integralizará as Ações da Oferta Prioritária que subscrever, respeitando o Limite de Subscrição da Portugal Telecom, contribuindo à Companhia a totalidade dos (i) ativos operacionais anteriormente pertencentes, direta ou indiretamente, à Portugal Telecom, exceto as participações direta ou indiretamente detidas na Companhia, na Contax Participações S.A. e na Bratel B.V. e (ii) passivos da Portugal Telecom na data da contribuição considerados no Laudo de Avaliação (“Ativos”). Nos termos da Lei das Sociedades por Ações, os Ativos foram objeto de avaliação por empresa especializada independente, sendo o respectivo laudo submetido à deliberação da e aprovado pela assembleia geral extraordinária da Companhia em 27 de março de 2014 (“Laudo de Avaliação”).

Os acionistas que desejarem subscrever Ações em quantidade superior aos seus respectivos Limites de Subscrição Proporcional ou ao Limite de Subscrição da Portugal Telecom, conforme o caso, poderão (a) participar do rateio de sobras, no âmbito da Oferta Prioritária, conforme descrito neste item 3; (b) participar da Oferta de Varejo, se forem Investidores Não-Institucionais, desde que atendam às condições aplicáveis à Oferta de Varejo, ou, ainda, (c) participar da Oferta Institucional, se forem Investidores Institucionais, desde que atendam às condições aplicáveis à Oferta Institucional.

Cada Acionista detentor de uma ação preferencial de emissão da Companhia (“Ação Preferencial”), inclusive a Portugal Telecom, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, terá direito de subscrever até 3,40723409 Ações Preferenciais no âmbito da Oferta Prioritária (“Ações Preferenciais da Oferta Prioritária” que, em conjunto com as Ações Ordinárias da Oferta Prioritária, “Ações da Oferta Prioritária”) para cada ação preferencial de emissão da Companhia por ele detida na Segunda Data de Corte. Caso a quantidade de Ações Preferenciais resultante seja fracionária, o valor do investimento será limitado ao valor correspondente ao maior número inteiro de Ações Preferenciais da Oferta Prioritária, desprezando-se eventuais frações de ações.

Exclusivamente para o Acionista que for detentor de apenas uma ação preferencial de emissão da Companhia na Segunda Data de Corte, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, será outorgado o direito de subscrever uma Ação Preferencial da Oferta Prioritária, de acordo com as regras de alocação das Ações desta Oferta.

Caso a totalidade dos Acionistas exerça a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar as Ações Suplementares e as Ações Adicionais) será destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional poderão vir a não ser realizadas. Para informações adicionais sobre os riscos relativos à abrangência da Oferta Prioritária, veja o fator de risco “Caso a totalidade dos Acionistas exerça a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar as Ações Suplementares e as Ações Adicionais) será destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional poderão vir a não ser realizadas.”, constante da seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações” do Prospecto Preliminar.

O Acionista que não exercer seu direito de prioridade no âmbito da Oferta Prioritária ou exercer seu direito de prioridade no âmbito da Oferta Prioritária subscrevendo quantidade de Ações inferior à sua respectiva proporção na posição acionária, poderá ser diluído. Para informações adicionais sobre a potencial diluição à qual os Acionistas da Companhia encontram-se sujeitos no âmbito da Oferta Global, veja o fator de risco “Os investidores na Oferta Global poderão sofrer diluição imediata no valor de seus investimentos nas nossas Ações” constante da seção “Fatores de Risco – Riscos relacionados à Oferta Global e às Ações” e a seção “Diluição”, ambas do Prospecto Preliminar.

Encerrado o recebimento de intenções de investimento e/ou pedidos de reserva do aumento de capital da Companhia, a Portugal Telecom poderá não consumar a

Operação Societária, o investimento na Oferta e todas as demais operações societárias vinculadas à Operação Societária se o percentual de participação que a Portugal Telecom que vier e deter na CorpCo, em bases totalmente diluídas (excluindo as ações em tesouraria) após a incorporação de ações da Companhia pela CorpCo e a incorporação da Portugal Telecom, for igual ou inferior a 36,6% do capital total. Adicionalmente, a Companhia poderá não consumar a Operação Societária e todas as demais operações societárias vinculadas à Operação Societária, inclusive a Oferta, se o percentual de participação que a Portugal Telecom que vier a deter na CorpCo, em bases totalmente diluídas (excluindo as ações em tesouraria) após a incorporação de ações da Companhia pela CorpCo e a incorporação da Portugal Telecom, for superior a 39,6% do capital total. Em caso de cancelamento da Oferta, aplicar-se-ão os procedimentos previstos para a hipótese nos itens 20, 21 e 24 abaixo. Veja o fator de risco “A Oferta Global e a Operação Societária como um todo poderão não ser concluídas se após a fixação do Preço por Ação e o encerramento das intenções de investimento e/ou pedidos de reserva chegar-se à conclusão que, após a conclusão da Operação Societária, a Portugal Telecom restará com percentual de participação societária igual ou inferior a 36,6% ou superior a 39,6% no capital social total da CorpCo.”, constante da seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações” do Prospecto Preliminar.

Os Acionistas que apresentarem Pedidos de Reserva da Oferta Prioritária deverão indicar nos respectivos Pedidos de Reserva da Oferta Prioritária o valor de seu investimento nas Ações, observado o respectivo Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, conforme o caso. Observado o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, mas considerando a possibilidade de subscrição de sobras, não haverá valores mínimo ou máximo de investimento para a Oferta Prioritária.

Os Acionistas poderão ceder (nesse caso, “Acionistas Cedentes”), total ou parcialmente, os seus respectivos direitos de subscrição no âmbito da Oferta Prioritária, bem como os Pedidos de Reserva da Oferta Prioritária por eles já executados para terceiros, Acionistas ou não (“Cessionários”) desde que: (i) o(s) Acionista(s) Cedente(s) e o(s) Cessionário(s) celebrem termo de cessão dos direitos de subscrição, conforme modelo anexo ao Prospecto Preliminar (“Termo de Cessão de Direitos de Prioridade”); e (ii) exclusivamente no dia 09 de abril de 2014, até às 17h, uma via do Termo de Cessão de Direitos de Prioridade devidamente firmado, com firma reconhecida, e, no caso de pessoas jurídicas, acompanhado de cópia dos documentos que comprovem os respectivos poderes de representação, seja entregue a qualquer dos Coordenadores da Oferta. Ocorrendo a cessão dos direitos de subscrição ou dos Pedidos de Reserva da Oferta Prioritária nos termos acima, passam a aplicar-se aos Cessionários as disposições aplicáveis aos Acionistas no âmbito da Oferta, inclusive no que diz respeito a pedidos de sobras na Oferta Prioritária.

Observada a possibilidade de reservas de sobras, conforme descrito nas Cláusulas 14 e 15 abaixo, as Ações da Oferta Prioritária que eventualmente não forem alocadas na Oferta Prioritária serão destinadas à colocação junto aos Investidores Não-Institucionais, respeitando-se o limite de alocação de Ações para a Oferta de Varejo. No caso de tais Ações não serem objeto de subscrição por Investidores Não-Institucionais no âmbito da Oferta de Varejo, estas Ações serão destinadas à Oferta Institucional.

Em 14 de dezembro de 2012, a Companhia celebrou o Contrato de Participação no Nível 1 de Governança Corporativa da BM&FBovespa. As ações preferenciais de emissão da Companhia são listadas no segmento de listagem do Nível 1 sob o código “OIBR4”.

Este Pedido de Reserva para Acionistas PN não constitui uma oferta de subscrição ou venda (i) das ADSs ou das ações ordinárias e preferenciais por elas representadas nos Estados Unidos da América ou em qualquer outra jurisdição em que a venda seja proibida. A Oferta Global está sujeita a registro: (i) perante a CVM em conformidade com a Instrução CVM 400; e (ii) perante a SEC, em conformidade com o Securities Act. Não será realizado nenhum registro da Oferta ou das Ações em qualquer agência ou órgão regulador do mercado de capitais de qualquer outro país, exceto o Brasil e os Estados Unidos da América. As ADSs não poderão ser ofertadas ou vendidas no exterior sem registro ou concessão de dispensa de tal registro. Qualquer oferta pública no exterior será feita com a utilização de prospecto, o qual conterá informações detalhadas sobre a Companhia e sua administração, bem como sobre suas demonstrações financeiras. Os Coordenadores da Oferta Internacional não têm qualquer responsabilidade sobre a distribuição pública das Ações da Oferta Brasileira no Brasil, bem como em relação às informações contidas neste Pedido de Reserva para Acionistas PN.

Não será admitida distribuição parcial no âmbito da Oferta Global, sendo possível que a Oferta venha a ser cancelada caso não haja investidores suficientes interessados em subscrever a totalidade das Ações objeto da Oferta.

Exceto quando especificamente definidos neste Pedido de Reserva para Acionistas PN, os termos aqui utilizados iniciados em letra maiúscula terão o significado a eles atribuído no Prospecto Preliminar de Oferta Pública de Distribuição Primária de Ações Ordinárias e Ações Preferenciais de emissão da Oi S.A. (“Prospecto Preliminar”), sendo que este havia sido obtido pelo SUBSCRITOR quando do preenchimento do presente Pedido de Reserva para Acionistas PN.

Em 27 de março de 2014, a CVM, por meio do Ofício/CVM/SRE/nº129/2014, suspendeu, pelo prazo de até 30 dias, a presente Oferta, cujo pedido de registro se encontra em análise, devido à publicação, em 26 de março de 2014, de matérias jornalísticas nos websites Exame.com, R7 Notícias e Estadão.com.br. (“Reportagens”), contendo declarações proferidas pelo Sr. Zeinal Bava, Diretor Presidente da Companhia, em infração ao disposto no artigo 48, inciso IV, da Instrução CVM 400.

A Companhia e o Coordenador Líder protocolizaram junto à CVM pedido de revogação da suspensão da Oferta (“Pedido de Reconsideração”) e a Companhia adotou as medidas para reparar o impacto negativo ao mercado decorrente da divulgação das Reportagens, por meio da disponibilização de Fato Relevante via sistema IPE em 27 de março de 2014 e de sua publicação no jornal Valor Econômico de 28 de março de 2014, orientando os investidores e demais interessados na Oferta a desconsiderarem as declarações contidas nas Reportagens em suas decisões de investimento, pautando-as somente nas informações contidas nos Prospectos e no Formulário de Referência da Companhia, dando especial atenção às seções “Fatores de Risco”.

Em 1º de abril de 2014, a CVM, por meio do Ofício/CVM/SRE/nº153/2014, deferiu o Pedido de Reconsideração acima mencionado e determinou a revogação da suspensão da Oferta que, portanto, foi lançada com a publicação do Aviso ao Mercado.

A COMPANHIA DESTACA E REITERA QUE OS INVESTIDORES E O MERCADO EM GERAL NÃO DEVEM CONSIDERAR AS AFIRMAÇÕES CONTIDAS EM REPORTAGENS NA MÍDIA EM SUA DECISÃO DE INVESTIMENTO NA OFERTA E DEVEM BASEAR SUAS DECISÕES DE INVESTIMENTO ÚNICA E EXCLUSIVAMENTE NAS INFORMAÇÕES CONSTANTES DOS PROSPECTOS, INCLUINDO SEUS ANEXOS E DOCUMENTOS A ELES INCORPORADOS POR REFERÊNCIA, DENTRE OS QUAIS O FORMULÁRIO DE REFERÊNCIA DA COMPANHIA.

LEIA O PROSPECTO PRELIMINAR E O FORMULÁRIO DE REFERÊNCIA ANTES DE ACEITAR A OFERTA BRASILEIRA, EM ESPECIAL AS SEÇÕES “SUMÁRIO DA COMPANHIA – PRINCIPAIS FATORES DE RISCO RELACIONADOS À COMPANHIA” E “FATORES DE RISCO – RISCOS RELACIONADOS À OFERTA GLOBAL E ÀS AÇÕES”, DO PROSPECTO PRELIMINAR, BEM COMO AS SEÇÕES “4. FATORES DE RISCO” E “5. RISCOS DE MERCADO” DO FORMULÁRIO DE REFERÊNCIA, INCORPORADO POR REFERÊNCIA AO PROSPECTO, PARA CIÊNCIA E AVALIAÇÃO DE CERTOS FATORES DE RISCO QUE DEVEM SER CONSIDERADOS COM RELAÇÃO À COMPANHIA, À OFERTA E AO INVESTIMENTO NAS AÇÕES. TAIS DOCUMENTOS SÃO OS ÚNICOS QUE DEVEM SER CONSIDERADOS PELOS POTENCIAIS INVESTIDORES PARA A TOMADA DE DECISÃO DE INVESTIMENTO NAS AÇÕES DA COMPANHIA E CONTÊM TODAS AS INFORMAÇÕES RELEVANTES REFERENTES A ELA PARA OS FINS DA OFERTA. A LEITURA DO PROSPECTO POSSIBILITA UMA ANÁLISE DETALHADA E SUFICIENTE DOS TERMOS E CONDIÇÕES DA OFERTA E DOS RISCOS A ELA INERENTES.

“O registro da presente distribuição não implica, por parte da CVM, garantia de veracidade das informações prestadas ou em julgamento sobre a qualidade da companhia emissora, bem como sobre as Ações a serem distribuídas.”

QUALIFICAÇÃO DO SUBSCRITOR
1 Nome Completo/Razão Social	2 Nome do Cônjuge	3 CPF/CNPJ
4 Estado Civil	5 Sexo	6 Data de Nascimento/Constituição
7 Profissão	8 Nacionalidade	9 Documento de Identidade / Órgão Emissor
10 Endereço (Rua/Avenida)	11 Número	12 Complemento
13 Bairro	14 Cidade	15 Estado

QUALIFICAÇÃO DO SUBSCRITOR
16 CEP	17 E-mail	18 Telefone/Fax
19 Nome do representante legal (se houver)
20 Documento de Identidade / Órgão Emissor	21 CPF	22 Telefone/Fax

VALOR DA RESERVA
23 Valor da Reserva (R$)
24( ) Condiciono minha aceitação ao preço máximo por Ação Preferencial de R$
25( ) Não condiciono minha aceitação a preço máximo por Ação Preferencial.

FORMAS DE PAGAMENTO
26 Não há necessidade de Depósito do valor do investimento no ato da reserva
27 [ ] Débito em conta corrente	N.º Banco	N.º Agência	N.º Conta corrente
28 [ ] DOC/TED em conta corrente	N.º Banco	N.º Agência	N.º Conta corrente
29 [ ] Cheque	N.º Cheque	N.º Banco	N.º Agência
No caso da Portugal Telecom, a integralização será efetuada em Bens, com os Ativos, nos termos descritos nas Cláusulas Contratuais abaixo.

DECLARAÇÃO OBRIGATÓRIA PARA PESSOAS VINCULADAS À OFERTA

30         O SUBSCRITOR declara que:

(  ) é (i) controlador e/ou administrador da Companhia e/ou das Instituições Participantes da Oferta Brasileira, dos Agentes de Colocação Internacional e/ou dos Coordenadores da Oferta Internacional; (ii) outra pessoa vinculada à Oferta; e/ou (iii) cônjuge ou companheiro, ascendente, descendente ou colateral até o segundo grau, das pessoas mencionadas nos itens (i) e (ii) acima (“Pessoa Vinculada”); OU

(  ) não é Pessoa Vinculada à Oferta.

DECLARAÇÃO OBRIGATÓRIA DO SUBSCRITOR
Situação de Acionista 31 O SUBSCRITOR declara por meio deste Pedido de Reserva para Acionistas PN que: ( ) é Acionista da Companhia, conforme identificação de ações preferenciais de emissão da Companhia de sua titularidade na custódia da BM&FBOVESPA e da instituição depositária das ações de emissão da Companhia na Primeira Data de Corte, de forma a assegurar sua participação na Oferta Prioritária, tendo ciência de que a apuração de seu Limite de Subscrição Proporcional de Ações na Oferta Prioritária será realizada com base na posição acionária ao final da Segunda Data de Corte.

Sobras de Ações Preferenciais da Oferta Prioritária

32 (  ) O SUBSCRITOR manifesta sua intenção de subscrever as Sobras de Ações Preferenciais da Oferta Prioritária, observado o seu Limite de Subscrição Proporcional, (i) calculado considerando a quantidade de Ações Preferenciais por ele subscrita na alocação inicial das Ações da Oferta Prioritária e, conforme aplicável, a quantidade de Ações Preferenciais por ele subscrita em cada rodada de rateio subsequente, respectivamente; e (ii) multiplicado pela quantidade de Ações Preferenciais subscritas em cada rodada de rateio e aplicado considerando (x) o saldo de Sobras de Ações Preferenciais da Oferta Prioritária verificado em cada rodada de rateio; e (y) o valor de investimento indicado no campo 23 acima, e, assim, sucessivamente, até que se esgote o saldo de pedidos de subscrição de Sobras de Ações Preferenciais da Oferta Prioritária.

DECLARAÇÃO OBRIGATÓRIA DO SUBSCRITOR

Condição de Investidor Estrangeiro (somente para Acionistas que sejam Investidores Estrangeiros)

33       O SUBSCRITOR declara por meio deste Pedido de Reserva para Acionistas PN que:

(  ) é Investidor Estrangeiro; E

(  ) é Acionista da Companhia, conforme identificação de ações preferenciais de emissão da Companhia de sua titularidade na custódia da BM&FBOVESPA e da instituição depositária das ações de emissão da Companhia, na Primeira Data de Corte, de forma a assegurar sua participação na Oferta Prioritária, tendo ciência de que a apuração de seu Limite de Subscrição Proporcional de Ações na Oferta Prioritária será realizada com base na posição acionária ao final da Segunda Data de Corte.

CLÁUSULAS CONTRATUAIS

1         Nos termos deste Pedido de Reserva para Acionistas PN, a Companhia, devidamente representada pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA identificada no campo 35 abaixo e autorizada pelos Coordenadores da Oferta, obriga-se a entregar ao SUBSCRITOR, sujeito aos termos e condições deste Pedido de Reserva para Acionistas PN, Ações Preferenciais em quantidade e valor a serem apurados nos termos deste Pedido de Reserva para Acionistas PN, limitado ao montante indicado no campo 23 acima.

2         As Ações Preferenciais conferirão aos seus titulares os mesmos direitos, vantagens e restrições conferidos aos titulares de ações preferenciais de emissão da Companhia, nos termos previstos em seu estatuto social e na Lei das Sociedades por Ações, dentre os quais se destacam os seguintes: (i) não possuem direito de voto, salvo quando previsto em lei ou de acordo com o previsto em seu estatuto social; (ii) prioridade no reembolso do capital, em caso de liquidação da Companhia; (iii) participação integral nos resultados da Companhia, respeitado o disposto no item (iv) a seguir; (iv) dividendo, por ação preferencial, maior em 6% (seis por cento) ao ano do que foi atribuído aos detentores de Ações Ordinárias, calculado sobre o valor resultante da divisão do capital social pelo número total de ações da Companhia ou maior em 3% (três por cento) ao ano do que foi atribuído aos detentores de Ações Ordinárias, calculado sobre o valor resultante da divisão do patrimônio líquido contábil pelo número total de ações da Companhia, o que for maior, distribuídos a partir da data de publicação do Anúncio de Início; e (v) direito de voto em separado nas decisões relativas à contratação de entidades estrangeiras vinculadas aos acionistas controladores, nos casos específicos de contratos de prestação de serviços de gerência, inclusive assistência técnica.

3         No contexto da Oferta, o preço de subscrição por Ação Preferencial (“Preço por Ação Preferencial”) será fixado após a conclusão do procedimento de coleta de intenções de investimento junto a Investidores Institucionais, a ser realizado no Brasil pelos Coordenadores da Oferta, em conformidade com o disposto no artigo 23, parágrafo 1º, e no artigo 44 da Instrução CVM 400, e no exterior pelos Coordenadores da Oferta Internacional (“Procedimento de Bookbuilding”), e terá como parâmetro (a) cotação das ações preferenciais de emissão da Companhia na BM&FBOVESPA e (b) as indicações de interesse em função da qualidade e quantidade de demanda (por volume e preço) coletada junto a Investidores Institucionais durante o Procedimento de Bookbuilding.

Parágrafo único. A cotação de fechamento das ações preferenciais de emissão da Companhia na BM&FBOVESPA em 1º de abril de 2014 foi de R$2,88 por ação preferencial, valor este meramente indicativo do Preço por Ação.

4         A escolha do critério de fixação do Preço por Ação Preferencial é justificada, na medida em que o preço de mercado das Ações a serem subscritas será aferido com a realização do Procedimento de Bookbuilding, o qual reflete o valor pelo qual os Investidores Institucionais apresentarão suas intenções de investimento nas Ações e, portanto, não promoverá diluição injustificada dos atuais Acionistas, nos termos do artigo 170, parágrafo 1º, inciso III, da Lei das Sociedades por Ações. Os Acionistas que aderirem exclusivamente à Oferta Prioritária e os investidores que aderirem à

Oferta de Varejo não participarão do Procedimento de Bookbuilding e, portanto, não participarão do processo de determinação do Preço por Ação Preferencial.

5         Poderá ser aceita a participação de Investidores Institucionais que sejam Pessoas Vinculadas no Procedimento de Bookbuilding, até o limite de 25% da quantidade de Ações objeto da Oferta. Atuais acionistas da TmarPart e um veículo de investimento administrado e gerido pelo BTG Pactual participarão da Oferta Institucional, com colocação de intenção de investimento de R$2 bilhões. Nos termos do artigo 55 da Instrução CVM 400, caso seja verificado excesso de demanda superior em 1/3 (um terço) à quantidade de Ações inicialmente ofertada (sem considerar as Ações Suplementares e as Ações Adicionais), não será permitida a colocação de Ações aos Investidores Institucionais que sejam Pessoas Vinculadas, sendo as intenções de investimento realizadas por Investidores Institucionais que sejam Pessoas Vinculadas canceladas. A participação de Investidores Institucionais que sejam Pessoas Vinculadas no Procedimento de Bookbuilding poderá ter impacto adverso na formação do Preço por Ação Preferencial e o investimento nas Ações por Investidores Institucionais que sejam Pessoas Vinculadas poderá promover redução de liquidez das ações ordinárias e preferenciais de emissão da Companhia no mercado secundário. Para informações adicionais sobre os riscos relativos à participação de Investidores Institucionais que sejam Pessoas Vinculadas no Procedimento de Bookbuilding, veja o fator de risco “A participação de Pessoas Vinculadas no Procedimento de Bookbuilding poderá ter um efeito adverso na fixação do Preço por Ação Preferencial, podendo, inclusive, promover a sua má-formação ou descaracterizar o seu processo de formação e o investimento nas Ações por Investidores Institucionais que sejam Pessoas Vinculadas pode levar à redução da liquidez das ações ordinárias e preferenciais de emissão da Companhia no mercado secundário.”, constante da seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações” do Prospecto Preliminar. Os investimentos realizados pelas pessoas mencionadas no artigo 48 da Instrução CVM 400 para proteção (hedge) de operações com derivativos (incluindo operações de total return swap) contratadas com terceiros, tendo as ações de emissão da Companhia como referência, são permitidos na forma do artigo 48 da Instrução CVM 400 e não serão considerados investimentos realizados por Pessoas Vinculadas no âmbito da Oferta para os fins do artigo 55 da Instrução CVM 400, desde que tais terceiros não sejam Pessoas Vinculadas.

6         A Oferta Prioritária será realizada nos termos do artigo 21 da Instrução CVM 400, de forma a assegurar a participação dos Acionistas, respeitado o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, conforme o caso.

7         Até a totalidade das Ações inicialmente ofertadas, sem considerar as Ações Suplementares e as Ações Adicionais (“Ações da Oferta Prioritária”), será distribuída e destinada prioritariamente à colocação pública junto aos Acionistas que desejarem exercer seu direito de prioridade.

8         Será assegurado a cada um dos Acionistas que realizar Pedido de Reserva da Oferta para Acionistas PN durante o Período de Reserva da Oferta Prioritária ou na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas, conforme o caso, o direito de subscrever Ações Preferenciais da Oferta Prioritária em quantidade equivalente ao percentual de participação acionária do respectivo Acionista no total de ações preferenciais do capital social total da Companhia, na Segunda Data de Corte, aplicado sobre a quantidade de Ações Preferenciais da Oferta Prioritária, desprezando-se eventuais frações de Ações e as ações de emissão da Companhia em tesouraria (“Limite de Subscrição Proporcional”).

Parágrafo Primeiro. Como parte da Operação Societária, a Portugal Telecom poderá subscrever inicialmente, sem considerar eventuais sobras, Ações da Oferta Prioritária em quantidade equivalente a um investimento de até R$5.709,90 milhões (“Limite de Subscrição da Portugal Telecom”), mediante o recebimento de direitos de prioridade cedidos pelos Acionistas TmarPart, Bratel Brasil S.A., Valverde Participações S.A., AG Telecom Participações S.A. e LF Tel S.A. no capital social da Companhia para a Portugal Telecom. A Portugal Telecom integralizará em bens as Ações da Oferta Prioritária que subscrever respeitando o Limite de Subscrição da Portugal Telecom na quantidade acima mencionada em bens, contribuindo à Companhia a totalidade dos (i) ativos operacionais anteriormente pertencentes, direta ou indiretamente, à Portugal Telecom, exceto as participações direta ou indiretamente detidas na Companhia, na Contax Participações S.A. e na Bratel B.V. e (ii) passivos da Portugal Telecom na data da contribuição considerados no Laudo de Avaliação (“Ativos”). Nos termos da Lei das Sociedades por Ações, os Ativos foram identificados e objeto de avaliação por empresa especializada independente, sendo o respectivo laudo submetido à deliberação da e aprovado pela assembleia geral extraordinária da Companhia em 27 de março de 2014 (“Laudo de Avaliação”).

Parágrafo Segundo. Caso a totalidade dos Acionistas exerça a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar as Ações Suplementares e as Ações Adicionais) será destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional poderão vir a não ser realizadas. Para informações adicionais sobre os riscos relativos à abrangência da Oferta Prioritária, veja o fator de risco “Caso a totalidade dos Acionistas exerça a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar as Ações Suplementares e as Ações Adicionais) será destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional poderão vir a não ser realizadas.”, constante da seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações” do Prospecto Preliminar.

Parágrafo Terceiro. Cada Acionista detentor de uma ação preferencial de emissão da Companhia, inclusive a Portugal Telecom, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, terá direito de subscrever até 3,40723409 Ações Preferenciais da Oferta Prioritária para cada Ação Preferencial de emissão da Companhia por ele detida na Segunda Data de Corte. Caso a quantidade de Ações Preferenciais resultante seja fracionária, o valor do investimento será limitado ao valor correspondente ao maior número inteiro de Ações Preferenciais da Oferta Prioritária, desprezando-se eventuais frações de ações. Exclusivamente para o Acionista que for detentor de apenas uma ação preferencial de emissão da Companhia na Segunda Data de Corte, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, será outorgado o direito de subscrever uma Ação Preferencial da Oferta Prioritária, de acordo com as regras de alocação das Ações desta Oferta. O Acionista que não exercer seu direito de prioridade no âmbito da Oferta Prioritária ou exercer seu direito de prioridade no âmbito da Oferta Prioritária subscrevendo quantidade de Ações inferior à sua respectiva proporção na posição acionária, poderá ser diluído. Para informações adicionais sobre a potencial diluição à qual os Acionistas da Companhia encontram-se sujeitos no âmbito da Oferta Global, veja o fator de risco “Os investidores na Oferta Global poderão sofrer diluição imediata no valor de seus investimentos nas nossas Ações” constante da seção “Fatores de Risco – Riscos relacionados à Oferta Global e às Ações” e a seção “Diluição”, ambas do Prospecto Preliminar.

9         Os Acionistas podem ceder (nesse caso, “Acionistas Cedentes”), total ou parcialmente, os seus respectivos direitos de subscrição no âmbito da Oferta Prioritária, bem como os Pedidos de Reserva para Acionistas PN por eles já executados para terceiros, Acionistas ou não (“Cessionários”) desde que: (i) o(s) Acionista(s) Cedente(s) e o(s) Cessionário(s) celebrem termo de cessão dos direitos de subscrição, conforme modelo anexo ao Prospecto Preliminar (“Termo de Cessão de Direitos de Prioridade”); e (ii) exclusivamente no dia 09 de abril de 2014, até às 17h, uma via do Termo de Cessão de Direitos de Prioridade devidamente firmado, com firma reconhecida, e, no caso de pessoas jurídicas, acompanhado de cópia dos documentos que comprovem os respectivos poderes de representação, seja entregue a qualquer dos Coordenadores da Oferta. Ocorrendo a cessão dos direitos de subscrição ou dos Pedidos de Reserva da Oferta Prioritária nos termos acima, passam a aplicar-se aos Cessionários as disposições aplicáveis aos Acionistas no âmbito da Oferta, inclusive no que diz respeito a pedidos de sobras na Oferta Prioritária.

10         Observada a possibilidade de reservas de sobras, conforme descrito nas Cláusulas 14 e 15 abaixo, as Ações Preferenciais da Oferta Prioritária que eventualmente não forem alocadas na Oferta Prioritária serão destinadas à colocação junto aos Investidores Não-Institucionais, respeitando-se o limite de alocação de Ações para a Oferta de Varejo. No caso de tais Ações não serem objeto de subscrição por Investidores Não-Institucionais no âmbito da Oferta de Varejo, estas Ações serão destinadas à Oferta Institucional.

11         O SUBSCRITOR que esteja participando da Oferta Prioritária na qualidade de Acionista que seja Pessoa Vinculada, e que não tenha adequadamente indicado tais características nos campos 30 e 31 acima, terá seu Pedido de Reserva para Acionistas PN cancelado pela respectiva INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA com que tenha realizado seu Pedido de Reserva para Acionistas PN.

12         Caso o SUBSCRITOR esteja participando da Oferta Prioritária na qualidade de Acionista que seja Pessoa Vinculada e haja excesso de demanda superior em 1/3 (um terço) à quantidade de Ações inicialmente ofertadas (sem considerar as Ações Suplementares), este Pedido de Reserva para Acionistas PN será automaticamente cancelado pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, nos termos do artigo 55 da Instrução CVM 400, exceto caso tenha sido realizado na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas.

13         Caso (i) o SUBSCRITOR que esteja participando da Oferta na qualidade de Acionista tenha optado por estipular um preço máximo por Ação Preferencial no campo 24 acima como condição de eficácia deste Pedido de Reserva para Acionistas PN e (ii) o Preço por Ação Preferencial seja fixado em valor superior ao valor indicado pelo SUBSCRITOR no campo 24 acima, este Pedido de Reserva para Acionistas PN será

automaticamente cancelado pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, conforme previsto no parágrafo 3º do artigo 45 da Instrução CVM 400. Caso o SUBSCRITOR já tenha efetuado o pagamento nos termos da Cláusula 17 abaixo, os valores depositados serão devolvidos sem qualquer remuneração ou correção monetária e com dedução dos valores relativos aos eventuais tributos incidentes, no prazo de 3 (três) dias úteis contados da data de publicação do Anúncio de Início, na conta indicada no campo 28 acima.

14         Será assegurado ao SUBSCRITOR o direito de subscrever Ações Preferenciais que excedam o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, conforme o caso, desde que ele tenha assinalado o campo 32 acima, observado o disposto na Cláusula 15 abaixo. Caso a quantidade de Ações resultante da subscrição das sobras seja um número fracionário de Ações Preferenciais, o valor do investimento será limitado ao valor correspondente ao número inteiro de Ações Preferenciais, desprezando-se eventuais frações de Ações Preferenciais.

15         Após a alocação das Ações da Oferta Prioritária de acordo com o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, conforme o caso, as Ações da Oferta Prioritária que eventualmente remanescerem serão alocadas entre os próprios Acionistas que manifestarem interesse em subscrever as sobras da Oferta Prioritária, em rodadas para atendimento do pedido de tais sobras que serão realizadas separadamente para cada uma das espécies de Ações, conforme o caso, conforme descrito a seguir:

Parágrafo Único. (i) Os Acionistas titulares de ações preferenciais que exercerem seu direito de prioridade e manifestarem no campo 32 acima sua intenção de subscrever as Ações Preferenciais remanescentes (“Sobras de Ações Preferenciais da Oferta Prioritária”) terão assegurado o direito de subscrever as Sobras de Ações Preferenciais da Oferta Prioritária, de forma que tais sobras sejam integralmente rateadas entre esses Acionistas; (ii) para fins de cálculo da quantidade de Sobras de Ações Preferenciais da Oferta Prioritária que cada Acionista terá direito de subscrever na primeira rodada de rateio e nas rodadas subsequentes, conforme aplicável, serão observados os respectivos Limites de Subscrição Proporcional, calculados considerando a quantidade de Ações Preferenciais subscrita por cada Acionista na alocação inicial das Ações da Oferta Prioritária e, conforme aplicável, a quantidade de Ações Preferenciais subscrita por cada Acionista em cada rodada de rateio subsequente, respectivamente; e (iii) definido o Limite de Subscrição Proporcional aplicável em cada rodada de rateio conforme descrito no item (ii) acima, o Limite de Subscrição Proporcional será multiplicado pela quantidade de Ações Preferenciais subscritas em cada rodada de rateio e aplicado considerando (x) o saldo de Sobras de Ações Preferenciais da Oferta Prioritária verificado em cada rodada de rateio; e (y) o valor de investimento indicado por cada Acionista no seu respectivo Pedido de Reserva para Acionistas PN, e, assim, sucessivamente, até que se esgote o saldo de pedidos de subscrição de Sobras de Ações Preferenciais da Oferta Prioritária.

16         Após a concessão do registro da Oferta Brasileira pela CVM, a quantidade de Ações Preferenciais da Oferta Prioritária subscritas e o respectivo valor de integralização serão informados ao SUBSCRITOR que esteja participando da Oferta na qualidade de Acionista até as 12:00 horas do dia útil imediatamente posterior à data de publicação do

Anúncio de Início pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA (ou pelo Banco do Brasil S.A., instituição financeira escrituradora das ações de emissão da Companhia, no caso dos Ativos da Portugal Telecom), por meio de mensagem enviada ao endereço eletrônico fornecido no campo 17 acima, ou, na sua ausência, por telefone, fax ou correspondência, sendo o pagamento limitado ao valor indicado no campo 23 acima.

17         O SUBSCRITOR que esteja participando da Oferta na qualidade de Acionista (exceto a Portugal Telecom) deverá efetuar o pagamento do valor indicado conforme Cláusula 13 acima à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA em recursos imediatamente disponíveis, até as 10:30 horas da Data de Liquidação. Caso opte por efetuar o pagamento mediante débito em conta corrente, o SUBSCRITOR, por este ato, autoriza a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA a efetuar o débito do valor do investimento na conta corrente indicada no campo 27 acima. Até o mesmo horário, a Portugal Telecom deverá concretizar a entrega dos Ativos à Companhia e dos documentos necessários ao Banco do Brasil S.A., instituição financeira escrituradora das ações de emissão da Companhia perante a qual será realizada a liquidação dessa parcela da Oferta.

Parágrafo Primeiro. Caso o SUBSCRITOR não efetue o pagamento do valor do investimento, nos termos previstos acima, o presente Pedido de Reserva para Acionistas PN será automaticamente cancelado pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA.

Parágrafo Segundo. As INSTITUIÇÕES PARTICIPANTES DA OFERTA BRASILEIRA somente atenderão Pedidos de Reserva para Acionistas PN realizados por Acionistas titulares de conta corrente nelas aberta ou mantida pelo respectivo investidor.

Parágrafo Terceiro. Recomenda-se ao SUBSCRITOR que leia cuidadosamente os termos e condições deste Pedido de Reserva para Acionistas PN, especialmente no que se refere aos procedimentos relativos à liquidação da Oferta e as informações constantes do Prospecto Preliminar e do Formulário de Referência da Companhia, incorporado por referência ao Prospecto Preliminar.

18         Na Data de Liquidação, após confirmado o crédito correspondente ao produto da colocação das Ações na conta de liquidação da Central Depositária da BM&FBOVESPA (ou a transferência dos Ativos à Companhia e a entrega dos documentos ao Banco do Brasil, no caso da Portugal Telecom) e a verificação de que a Companhia efetuou o depósito das Ações Preferenciais perante o serviço de custódia da Central Depositária da BM&FBOVESPA (ou perante o Banco do Brasil, no caso da Portugal Telecom), a Central Depositária da BM&FBOVESPA, em nome da INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, ou o Banco do Brasil, no caso da Portugal Telecom, entregará ao SUBSCRITOR, após as 16:00 horas da Data de Liquidação, o número de Ações Preferenciais da Oferta Prioritária correspondente à relação entre o valor indicado no campo 23 acima e o Preço por Ação Preferencial.

Parágrafo Único. Caso a quantidade de Ações Preferenciais resultante seja fracionária, o valor do investimento será limitado ao valor correspondente ao maior número inteiro de Ações Preferenciais da Oferta Prioritária, desprezando-se eventuais frações de ações.

19         Na hipótese de ser verificada divergência relevante entre as informações constantes do Prospecto Preliminar e as informações constantes do Prospecto Definitivo que altere substancialmente o risco assumido pelo SUBSCRITOR ou a sua decisão de investimento, nos termos do parágrafo 4º do artigo 45 da Instrução CVM 400, o SUBSCRITOR poderá desistir deste Pedido de Reserva para Acionistas PN. Nesta hipótese, o SUBSCRITOR deverá informar, por escrito, sua decisão de desistência deste Pedido de Reserva à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, por meio de mensagem eletrônica, fax ou correspondência enviada ao endereço da INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA constante do Prospecto Preliminar, em conformidade com os termos e no prazo estipulado neste Pedido de Reserva para Acionistas PN, que será então cancelado pela respectiva INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA. A INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA deverá acautelar-se e certificar-se, no momento do recebimento das aceitações da Oferta, de que o SUBSCRITOR está ciente de que a Oferta foi alterada e de que tem conhecimento das novas condições estabelecidas.

Parágrafo Único. Caso o SUBSCRITOR não informe por escrito à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA de sua desistência do Pedido de Reserva até as 16:00 horas do 5º (quinto) dia útil subsequente à data em que for disponibilizado o Prospecto Definitivo, ou à data de recebimento, pelo SUBSCRITOR, da comunicação direta e por escrito acerca da suspensão ou modificação da Oferta, será presumido que o SUBSCRITOR manteve este Pedido de Reserva para Acionistas PN e, portanto, deverá efetuar o pagamento em conformidade com os termos e no prazo previsto neste Pedido de Reserva para Acionistas PN.

20         Na hipótese de (i) não haver a conclusão da Oferta, (ii) resilição do Contrato de Colocação Brasileiro, (iii) cancelamento da Oferta; (iv) revogação da Oferta que torne ineficazes a Oferta e os atos de aceitação anteriores ou posteriores, ou, ainda, (v) em qualquer outra hipótese de devolução dos Pedidos de Reserva para Acionistas PN em função de expressa disposição legal, todos os Pedidos de Reserva para Acionistas PN serão automaticamente cancelados e a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA comunicará o cancelamento da Oferta, inclusive por meio de publicação de comunicado ao mercado. Caso o SUBSCRITOR já tenha efetuado o pagamento nos termos da Cláusula 17 acima, os valores depositados serão devolvidos sem qualquer remuneração ou correção monetária e com dedução dos valores relativos aos eventuais tributos incidentes, no prazo de 3 (três) dias úteis da data de divulgação do cancelamento, revogação ou devolução dos Pedidos de Reserva para Acionistas PN, conforme o caso, na conta indicada no campo 28 acima.

Parágrafo Único. A revogação, suspensão ou qualquer modificação na Oferta será imediatamente divulgada por meio do jornal “Valor Econômico” e do Diário Oficial do Estado do Rio de Janeiro, veículos estes também utilizados para divulgação do Aviso ao Mercado e do Anúncio de Início, conforme disposto no artigo 27 da Instrução CVM 400.

21         Caso haja descumprimento, por qualquer das INSTITUIÇÕES PARTICIPANTES DA OFERTA, de qualquer das obrigações previstas no instrumento de adesão ao Contrato de Colocação Brasileiro ou em qualquer contrato celebrado no âmbito da Oferta, ou, ainda, de qualquer das normas de conduta previstas na regulamentação aplicável à Oferta, incluindo, sem limitação, aquelas previstas na Instrução CVM 400 e, especificamente, na hipótese de manifestação indevida na mídia durante o período de silêncio, emissão indevida de pesquisas e relatórios públicos sobre a Companhia e/ou divulgação indevida da Oferta, conforme previsto no artigo 48 da Instrução CVM 400, a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, a critério exclusivo dos Coordenadores Globais da Oferta, e sem prejuízo das demais medidas julgadas cabíveis pelos Coordenadores da Oferta: (i) deixará de integrar o grupo de instituições responsáveis pela colocação das Ações, devendo cancelar todos os Pedidos de Reserva para Acionistas PN que tenha recebido e informar imediatamente os respectivos investidores sobre o referido cancelamento; (ii) arcará com quaisquer custos relativos à sua exclusão como INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, incluindo custos com publicações, indenizações decorrentes de eventuais condenações judiciais em ações propostas por investidores por conta do cancelamento deste Pedido de Reserva para Acionistas PN, honorários advocatícios e demais custos perante terceiros, inclusive custos decorrentes de demandas de potenciais investidores; e (iii) poderá ser suspensa, por um período de até 6 (seis) meses contados da data da comunicação da violação, de atuar como instituição intermediária em ofertas públicas de distribuição de valores mobiliários sob a coordenação de qualquer dos Coordenadores da Oferta.

22         O SUBSCRITOR declara não ter efetuado e se compromete a não efetuar Pedidos de Reserva para Acionistas PN perante mais de uma INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA. Caso tal reserva já tenha sido efetuada em outra INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, este Pedido de Reserva para Acionistas PN será cancelado.

23         O SUBSCRITOR, por este ato, declara ter conhecimento de que não participará do processo de determinação do Preço por Ação, e desde já concorda com essa condição.

24        Os detentores de ADRs, representativos de ações preferenciais de emissão da Companhia (“Lastros de ADSs”) e negociados na NYSE, que estejam interessados em subscrever Ações no âmbito da Oferta Prioritária deverão (a) solicitar o cancelamento dos seus ADRs e a devolução dos respectivos Lastros de ADSs, de forma que passem a ser detentores diretos desses Lastros de ADSs até 08 de abril de 2014 (“Cancelamento e Devolução”), de forma que na Primeira Data de Corte, ou seja, em 09 de abril de 2014, seja possível verificar que é um Acionista que detém a custódia de ações no Brasil; e (b) realizar a solicitação de reserva mediante o preenchimento do Pedido de Reserva para Oferta Prioritária até 10 de abril de 2014 (caso sejam Pessoas Vinculadas) ou até 24 de abril de 2014 (caso não sejam Pessoas Vinculadas). Para o Cancelamento e Devolução, os detentores de ADRs deverão contatar o Bank of New York Mellon, instituição depositária dos ADRs, e observar os procedimentos que sejam por ele estabelecidos. Dentre esses procedimentos, esses Acionistas (i) poderão ser obrigados a realizar o pagamento de tributos e taxas, incluindo taxas de cancelamento, para efetivar o Cancelamento e Devolução, (ii) deverão assinar termo de cancelamento, que deverá conter a confirmação da sua qualidade de Investidor Estrangeiro, (iii) deverão, com respeito ao Cancelamento e Devolução, conferir todas as instruções e informações necessárias à instituição depositária das ações de emissão da Companhia e instituição custodiante dos ADRs e (iv) deverão ter registro como investidor estrangeiro nos termos da legislação e regulamentação brasileiras aplicáveis para que possam deter diretamente Lastros de ADSs.

Parágrafo Primeiro. A instituição depositária dos ADRs informa, adicionalmente, que: (i) titulares de ADRs beneficiários (que detêm os ADRs em DTC) devem transferir seus ADRs eletronicamente através do sistema DTC para a conta do Bank of New York Mellon de nº 2504, com instruções de entrega dos ADRs em uma conta de custódia no Brasil. Titulares de ADRs registrados nos nossos livros (ADRs escriturais) devem solicitar ao depositário o cancelamento dos ADRs, indicando os detalhes da conta de custódia no Brasil. Caso o investidor seja estrangeiro, ele precisará ter uma “conta 2689” – nos termos da Resolução CMN 2.689 – devidamente registrada no Brasil para receber as ações preferenciais antes representadas pelos ADRs cancelados. Em todos os casos, o titular de ADR deve pagar a taxa de cancelamento de até US$0,05 por ADR cancelado. Para assegurar que o cancelamento e entrega das ações na conta no Brasil ocorra em tempo de fazer a reserva no contexto da Oferta Prioritária, o investidor precisa iniciar o processo de cancelamento junto ao Bank of New York Mellon pelo menos 24 horas úteis antes da data limite para cancelamento, ou seja, em 07 de abril de 2014.

Parágrafo Segundo. O Limite de Subscrição Proporcional é verificado com base na quantidade de ações preferenciais de emissão da Companhia detidas no Brasil na Segunda Data de Corte, ou seja, 17 de abril de 2014.

25        A subscrição das Ações, nos termos deste Pedido de Reserva para Acionistas PN, será formalizada mediante o pagamento do valor (ou entrega dos Ativos, no caso da Portugal Telecom) de acordo com as Cláusulas 17 e 18 acima, conforme o caso, e a celebração e assinatura de Boletim de Subscrição para Acionistas PN, na forma do Anexo I, o qual será celebrado entre a Companhia e o SUBSCRITOR (“Boletim de Subscrição para Acionistas PN”).

Parágrafo Único. O SUBSCRITOR declara ter conhecimento dos termos e condições do Boletim de Subscrição e nomeia, neste ato, em caráter irrevogável e irretratável, de acordo com o artigo 684 do Código Civil, a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA (ou o Banco do Brasil S.A., no caso da Portugal Telecom) como sua procuradora, conferindo-lhe poderes para celebrar o Boletim de Subscrição em seu nome, devendo a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA (ou o Banco do Brasil S.A., no caso da Portugal Telecom) enviar cópia do documento assinado ao SUBSCRITOR no endereço constante dos campos acima.

O SUBSCRITOR declara ter conhecimento do Prospecto Preliminar e do Formulário de Referência da Companhia incorporado por referência ao Prospecto Preliminar, bem como de seu inteiro teor e da forma de obtê-lo, inclusive por meio eletrônico, nos seguintes endereços: (i) Companhia, situada na Rua do Lavradio, nº 71, 2º andar, Centro, na cidade do Rio de Janeiro, Estado do Rio de Janeiro (http://ri.oi.com.broi2012/web/conteudo_pt.asp?idioma=0&tipo=50669&conta=28&id=188192); (ii) Coordenador Líder, situado na Avenida Brigadeiro Faria Lima, nº 3477, 14º andar, na cidade de São Paulo, Estado de São Paulo (https://www.btgpactual.com/home/InvestmentBank.aspx/InvestmentBanking/MercadoCapitais (em tal página clicar em “2014” no menu à esquerda e a seguir em “Prospecto Preliminar” logo abaixo de “Distribuição Pública Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A.”); (iii) BofA Merrill Lynch, situado na Avenida Brigadeiro Faria Lima, nº 3.400, 18º andar, na cidade de São Paulo, Estado de São Paulo (http://www.merrilllynch-brasil.com.br (neste website, no item “Global Markets & Investment Banking Group”, clicar em “Oi” e, a seguir, clicar em “Prospecto Preliminar”); (iv) Barclays, situado na Avenida Brigadeiro Faria Lima, nº 4.440, 12º andar, na cidade de São Paulo, Estado de São Paulo (https://live.barcap.com/publiccp/ECM/br.html (neste website clicar no item “Oi S.A. - Prospecto Preliminar”); (v) Citi, situado na Avenida Paulista, nº 1.111, 11º e 14º andares (parte), na cidade de São Paulo, Estado de São Paulo (https://www.brasil.citibank.com/corporate/prospectos.html - neste website acessar “Corretora” e depois clicar em “Prospecto Preliminar da Oferta Pública de Distribuição Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A.”); (vi) Credit Suisse, situado na Rua Leopoldo Couto de Magalhães Junior, nº 700, 10º andar, na cidade de São Paulo, Estado de São Paulo (http://br.credit-suisse.com/ofertas (neste website, clicar em “Oi S.A.” e, a seguir, clicar em “Prospecto Preliminar”); (vii) BESI, situado na Avenida Brigadeiro Faria Lima, nº 3.729, 8º e 9º andares, na cidade de São Paulo, Estado de São Paulo (http://www.espiritosantoib.com.br - neste website, acessar “Mercado de Capitais”, logo abaixo “2014” e a seguir em “Prospecto Preliminar de Ações – Oi S.A.”); (viii) HSBC, situado na Avenida Brigadeiro Faria Lima, nº 3.064, 4º andar, na cidade de São Paulo, Estado de São Paulo (www.hsbc.com.br/ofertaspublicas - neste website clicar em “Prospecto Preliminar - Oi S.A.”); (ix) BB Investimentos, situado na Rua Senador Dantas nº 105, 36º andar, na cidade do Rio de Janeiro, Estado do Rio de Janeiro (www.bb.com.br/ofertapublica – neste website, em “Ofertas em andamento”, acessar “Oi” e depois “Leia o Prospecto Preliminar”), (x) Bradesco BBI, situado na Avenida Paulista nº 1450, 8º andar, na cidade de São Paulo, Estado de São Paulo (http://www.bradescobbi.com.br - neste website entrar em “Ofertas Públicas”, acessar “Oi S.A.” e, posteriormente, “Prospecto Preliminar”); (xi) Caixa Geral, situado na Rua Joaquim Floriano, nº 960, 16º e 17º andares, na cidade de São Paulo, Estado de São Paulo (http://www.bcgbrasil.com.br/Divulgacao-informacoes/Ofertas-publicas-distribuicao/Paginas/Ofertas-publicas.aspx - neste website clicar em “Prospecto Preliminar” logo acima de “Prospecto Preliminar de Distribuição Pública de Ações da Oi S.A.); (xii) Goldman Sachs, situado na Rua Leopoldo Couto de Magalhães Júnior, nº

700, 17º andar, na cidade de São Paulo, Estado de São Paulo (http://www2.goldmansachs.com/worldwide/brazil/area/Investment-banking.html - neste website, acessar “Oi S.A.” e, em seguida, clicar em “De Acordo” e em seguida clicar em “Prospecto Preliminar”); (xiii) Itaú BBA, situado na Avenida Brigadeiro Faria Lima, nº 3.400, 3º a 8º e 11º a 12º andares, na cidade de São Paulo, Estado de São Paulo (http://www.itaubba.com.br/portugues/atividades/prospectos-to-iubb.asp - em tal página acessar “Oferta Pública de Distribuição Primária da Oi – Prospecto Preliminar”); (xiv) Morgan Stanley, situado na Avenida Brigadeiro Faria Lima, nº 3600, 6º andar, 7º andar – parte e 8º andar, na Cidade de São Paulo, Estado de São Paulo (www.morganstanley.com.br/prospectos - neste website, no item “Prospectos Locais”, acessar o link “Prospecto Preliminar” no subitem “Oi S.A.”); (xv) Santander, situado na Avenida Presidente Juscelino Kubitschek, nº 2.041 e nº 2.235, Bloco A, na cidade de São Paulo, Estado de São Paulo (www.santander.com.br/prospectos - neste website acessar no item “Oferta pública de distribuição primária de ações de emissão da Oi S.A.” o link “Download do Prospecto Preliminar”); (xvi) XP Investimentos, situada na Avenida das Américas, nº 3434, Bloco 7, 2º andar, na cidade de São Paulo, Estado de São Paulo (www.xpi.com.br/conteudo/oferta-publica.aspx - neste website, clicar em “Oi S.A.” e acessar o link “Prospecto Preliminar”); (xvii) BNP Paribas, situado na Avenida Presidente Juscelino Kubitschek, nº 510, 13º andar, na cidade de São Paulo, Estado de São Paulo (www.bnpparibas.com.br - neste website, acessar “Prospectos” e depois clicar em “Prospecto Preliminar da Oferta Pública de Ações da Oi”); (xviii) CVM, situada na Rua Sete de Setembro, 111, 5º andar, na cidade do Rio de Janeiro, Estado do Rio de Janeiro, e na Rua Cincinato Braga, 340, 2º, 3º e 4º andares, na cidade de São Paulo, Estado de São Paulo (www.cvm.gov.br - acessar, na página inicial, “ITR, DFP, IAN, IPE, FC. FR e outras Informações” e digitar “Oi” no campo disponível. Em seguida, acessar “Oi S.A.”, “Prospecto de Distribuição Pública” e clicar no link referente ao último Prospecto Preliminar disponível); e (xix) BM&FBOVESPA (http://www.bmfbovespa.com.br/Cias-Listadas/Empresas-Listadas/ResumoInformacoesRelevantes.aspx?codigoCvm=11312& idioma=pt-br - neste website, acessar “Prospecto de Distribuição Pública” e clicar no link referente ao último Prospecto Preliminar disponível).

26        O SUBSCRITOR declara que conhece o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom, conforme o caso, e que tem conhecimento de que a INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA não atenderá a parte excedente dos Pedidos de Reserva para Acionistas PN em inobservância a tais limites de investimento.

27        Sem prejuízo das disposições contidas nos artigos 20, 26 e 28 da Instrução CVM 400, o presente Pedido de Reserva para Acionistas PN é irrevogável e irretratável, observados os termos e condições aqui dispostos, exceto pelo disposto nas Cláusulas 19 e 20 acima.

Fica eleito o Foro da Comarca da cidade de São Paulo, no Estado de São Paulo, para dirimir as questões oriundas deste Pedido de Reserva para Acionistas PN, com a renúncia expressa a qualquer outro foro, por mais privilegiado que seja ou venha a ser.

E, por assim estarem justas e contratadas, firmam as partes o presente instrumento, em 2 (duas) vias de igual teor e para um só efeito, na presença de 2 (duas) testemunhas.

34 Declaro para todos os fins que (i) estou de acordo com as cláusulas contratuais e demais condições expressas neste instrumento; e (ii) obtive uma cópia do Prospecto Preliminar, estando ciente de seu inteiro teor, especialmente a seção “Sumário da Companhia – Principais Fatores de Risco Relativos à Companhia” e a seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações”, do Prospecto Preliminar, bem como das seções “4. Fatores de Risco” e “5. Riscos de Mercado” do Formulário de Referência da Companhia.

35 Carimbo e assinatura da INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA
Local	Data	Local	Data

SUBSCRITOR OU REPRESENTANTE LEGAL		INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA
36 Testemunhas		Nome: CPF:

Nome: CPF:		Nome: CPF:

ANEXO I

BOLETIM DE SUBSCRIÇÃO PARA ACIONISTAS PN

Oi S.A.

Companhia Aberta de Capital Autorizado

Rua do Lavradio, nº 71, 2º andar, Centro

Rio de Janeiro, RJ, Brasil

CNPJ/MF 76.535.764/0001-43 – NIRE 33.3.0029520-8 – Código CVM nº 11312

Código de Negociação na BM&FBOVESPA: “OIBR4”

Código ISIN: “BROIBRACNPR8”

Nº

Boletim de Subscrição para Acionistas (conforme abaixo definido) PN (“Boletim de Subscrição para Acionistas PN”) relativo à oferta pública de distribuição primária de, inicialmente, (i) 1.917.028.657 ações ordinárias de emissão da Companhia, todas nominativas, escriturais e sem valor nominal, livres e desembaraçadas de quaisquer ônus ou gravames (“Ações Ordinárias”) e (ii) 3.834.057.315 ações preferenciais de emissão da Companhia, todas nominativas, escriturais e sem valor nominal, livres e desembaraçadas de quaisquer ônus ou gravames (“Ações Preferenciais” e, em conjunto com as Ações Ordinárias, “Ações”), incluindo Ações sob a forma de American Depositary Shares (“ADSs”), representadas por American Depositary Receipts (“ADRs”), todas livres e desembaraçadas de quaisquer ônus ou gravames, a ser realizada simultaneamente no Brasil e no exterior (“Oferta Global” ou “Oferta”).

1.	OFERTA GLOBAL

A Oferta Global compreenderá, simultaneamente:

(i) a oferta brasileira (“Oferta Brasileira”), que consistirá na oferta pública de distribuição primária de Ações (exceto na forma de ADS) (“Ações da Oferta Brasileira”), a ser realizada no Brasil, em mercado de balcão não organizado, em conformidade com a Instrução da Comissão de Valores Mobiliários (“CVM”) nº 400, de 29 de dezembro de 2003, conforme alterada (“Instrução CVM 400”), sob a coordenação do Banco BTG Pactual S.A. (“BTG Pactual” ou “Coordenador Líder” ou “Agente Estabilizador”), do Bank of America Merrill Lynch Banco Múltiplo S.A. (“BofA Merrill Lynch”), do Banco Barclays S.A. (“Barclays”), do Citigroup Global Markets Brasil, Corretora de Câmbio, Títulos e Valores Mobiliários S.A. (“Citi”), do Banco de Investimentos Credit Suisse (Brasil) S.A. (“Credit Suisse”), do BES

Investimento do Brasil S.A. – Banco de Investimento (“BESI”) e do HSBC Bank Brasil S.A. – Banco Múltiplo (“HSBC” e, em conjunto com o BTG Pactual, o BofA Merrill Lynch, o Barclays, o Citi, o Credit Suisse e o BESI, “Coordenadores Globais da Oferta”), do BB – Banco de Investimento S.A. (“BB Investimentos”), do Banco Bradesco BBI S.A. (“Bradesco BBI”), do Banco Caixa Geral – Brasil S.A. (“Caixa Geral”), do Goldman Sachs do Brasil Banco Múltiplo S.A. (“Goldman Sachs”), do Banco Itaú BBA S.A. (“Itaú BBA”), do Banco Morgan Stanley S.A. (“Morgan Stanley”) e do Banco Santander (Brasil) S.A. (“Santander” e, em conjunto com o BB Investimentos, o Bradesco BBI, o Caixa Geral, o Goldman Sachs, o Itaú BBA e o Morgan Stanley, “Coordenadores” e, em conjunto com os Coordenadores Globais da Oferta, “Coordenadores da Oferta”) e com a participação da XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A. (“XP Investimentos”) e do Banco BNP Paribas Brasil S.A. (“BNP Paribas” e, em conjunto com a XP Investimentos, os “Coordenadores Contratados”) e de determinadas instituições consorciadas autorizadas a operar no mercado de capitais brasileiro, credenciadas junto à BM&FBOVESPA, estas convidadas a participar da Oferta Brasileira exclusivamente para efetuar esforços de colocação das Ações da Oferta Brasileira junto aos Investidores Não-Institucionais (“Instituições Consorciadas” e, em conjunto com os Coordenadores da Oferta e com os Coordenadores Contratados, “Instituições Participantes da Oferta Brasileira”). Serão realizados, simultaneamente, esforços de colocação das Ações da Oferta Brasileira no exterior, pelo BTG Pactual US Capital LLC, pelo Merrill Lynch, Pierce, Fenner & Smith Incorporated, pelo Barclays Capital Inc., pelo Citigroup Global Markets Inc., pelo Credit Suisse Securities (USA) LLC, pelo Banco Espírito Santo de Investimento S.A., pelo HSBC Securities (USA) Inc., pelo Banco do Brasil Securities LLC, pela Bradesco Securities, Inc., pelo Caixa – Banco de Investimento, S.A., pelo Goldman, Sachs & Co., pelo Itau BBA USA Securities, Inc., pelo Morgan Stanley & Co. LLC. e pelo Santander Investment Securities Inc. (em conjunto, “Agentes de Colocação Internacional”), exclusivamente junto a investidores nos demais países, exceto o Brasil e os Estados Unidos da América, de acordo com a legislação aplicável no país de domicílio de cada investidor e desde que invistam no Brasil de acordo com os mecanismos de investimento da Lei n° 4.131, de 3 de setembro de 1962, conforme alterada (“Lei 4.131”), ou da Resolução do Conselho Monetário Nacional (“CMN”) n° 2.689, de 26 de janeiro de 2000, conforme alterada (“Resolução CMN 2.689”), e da Instrução da CVM n° 325, de 27 de janeiro de 2000, conforme alterada (“Instrução CVM 325” e “Investidores Estrangeiros”, respectivamente); e

(ii) a oferta internacional, sob a coordenação do Banco BTG Pactual S.A. - Cayman Branch, do Merrill Lynch, Pierce, Fenner & Smith Incorporated, do Barclays Capital Inc., do Citigroup Global Markets Inc., do Credit Suisse Securities (USA) LLC, do Banco Espírito Santo de Investimento S.A. e do HSBC Securities (USA) Inc. (em conjunto, “Coordenadores Globais da Oferta Internacional”), do Banco do Brasil Securities LLC, da Bradesco Securities, Inc., do Caixa – Banco de Investimento, S.A., do Goldman, Sachs & Co., do Itau BBA USA Securities, Inc., do Morgan Stanley & Co. LLC. e do Santander Investment Securities Inc. (em conjunto com os Coordenadores

Globais da Oferta Internacional, “Coordenadores da Oferta Internacional”) e com a participação de outras instituições financeiras contratadas, que consistirá na oferta pública de distribuição primária de Ações a ser realizada nos Estados Unidos da América (“Ações da Oferta Internacional”), sob a forma de ADSs, representadas por ADRs, a serem listados e admitidos à negociação na NYSE, em conformidade com o U.S. Securities Act of 1933, conforme alterado (“Securities Act”) (“Oferta Internacional”). Cada ADS representará 1 Ação Preferencial ou 1 Ação Ordinária, conforme o caso.

A Oferta Global será registrada: (i) no Brasil junto à CVM, em conformidade com a Instrução CVM 400, em relação à Oferta Brasileira; e (ii) nos Estados Unidos da América junto à U.S. Securities and Exchange Commission (“SEC”), em conformidade com o Securities Act, em relação à Oferta Internacional.

Nos termos do artigo 24 da Instrução CVM 400, a quantidade de Ações inicialmente ofertada, (i) sem considerar as Ações Adicionais (conforme definidas abaixo) e (ii) respeitada a proporção de 1/3 (um terço) de ações ordinárias e 2/3 (dois terços) de ações preferenciais de emissão da Companhia, poderá ser acrescida em até 15%, ou seja, em até 862.662.895 Ações, sendo até 287.554.298 Ações Ordinárias e até 575.108.597 Ações Preferenciais, incluindo Ações sob a forma de ADSs, representadas por ADRs, a serem emitidas pela Companhia, nas mesmas condições e ao mesmo preço das Ações inicialmente ofertadas (“Ações Suplementares”), conforme opção outorgada pela Companhia ao BTG Pactual no Contrato de Coordenação, Colocação e Garantia Firme de Liquidação de Ações Ordinárias e Preferenciais de Emissão da Oi S.A., a ser celebrado entre a Companhia os Coordenadores da Oferta e a BM&FBOVESPA, esta última na qualidade de interveniente-anuente (“Contrato de Colocação Brasileiro” e “Opção de Ações Suplementares”). As Ações Suplementares serão destinadas exclusivamente a atender a um eventual excesso de demanda que venha a ser constatado no decorrer da Oferta Global.

O Agente Estabilizador terá o direito exclusivo, mas não a obrigação, a partir da data de assinatura do Contrato de Colocação Brasileiro, inclusive, e por um período de até 30 dias a partir da data de publicação do Anúncio de Início da Oferta Pública de Distribuição Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A. (“Anúncio de Início”), inclusive, de exercer a Opção de Ações Suplementares no todo ou em parte, em uma ou mais vezes, após notificação por escrito aos demais Coordenadores da Oferta, desde que a decisão de sobrealocação, no momento em que for fixado o Preço por Ação Preferencial (conforme definido no item 7 abaixo), seja tomada em comum acordo entre os Coordenadores da Oferta. A estabilização das Ações Ordinárias somente será realizada de forma acessória e vinculada ao processo de estabilização das Ações Preferenciais, de modo a garantir a manutenção da proporção 1/3 (um terço) de Ações Ordinárias e 2/3 (dois terços) de Ações Preferenciais acima mencionada quando do exercício da Opção de Ações Suplementares.

Nos termos do artigo 14, parágrafo 2º, da Instrução CVM 400, a quantidade de Ações inicialmente ofertada (sem considerar as Ações Suplementares) [foi/poderia ter sido, mas não foi], a critério da Companhia, em comum acordo com os Coordenadores da Oferta e com os Coordenadores da Oferta Internacional, acrescida em [até] [20%] do total das Ações inicialmente ofertadas (sem considerar as Ações Suplementares), ou seja, em [até] 1.150.217.194 Ações, sendo [até] 383.405.731 Ações Ordinárias e [até] 766.811.463

Ações Preferenciais (respeitada, dessa forma, a Proporção Estatutária), incluindo Ações sob a forma de ADSs, representadas por ADRs, nas mesmas condições e ao mesmo preço das Ações inicialmente ofertadas (“Ações Adicionais”).

2.	APROVAÇÕES SOCIETÁRIAS

A realização da Oferta Global, mediante aumento do capital social da Companhia, com exclusão do direito de preferência dos seus acionistas, nos termos do artigo 172, inciso I, da Lei n° 6.404, de 15 de dezembro de 1976, conforme alterada (“Lei das Sociedades por Ações”) e do artigo 9º do estatuto social da Companhia, mas com a concessão de prioridade aos atuais acionistas da Companhia, nos termos do artigo 21 da Instrução CVM 400, foi aprovada em reunião do Conselho de Administração da Companhia realizada em 19 de fevereiro de 2014, cuja ata foi publicada no Diário Oficial do Estado do Rio de Janeiro (“DOERJ”) e no jornal “Valor Econômico”, nas edições de 25 de março de 2014, e registrada na Junta Comercial do Estado do Rio de Janeiro (“JUCERJA”), sob o nº 000026011938, em 10 de março de 2014.

A realização da Oferta Global foi rerratificada em reunião do Conselho de Administração da Companhia realizada em 1º de abril de 2014, cuja ata foi publicada no DOERJ e no jornal “Valor Econômico”, nas edições de [—] de [—] de 2014, e registrada na JUCERJA em [—] de [—] de 2014, sob o nº [—].

O capital autorizado da Companhia foi aumentado com a consequente alteração do artigo 6º do Estatuto Social da Companhia, conforme aprovado em assembleia geral extraordinária de acionistas da Companhia realizada em 27 de março de 2014, cuja ata foi publicada no DOERJ e no jornal “Valor Econômico”, nas edições de [—] de [—] de 2014, e registrada na JUCERJA em [—] de [—] de 2014, sob o nº [—].

O Preço por Ação Preferencial (conforme definido abaixo) e o aumento do capital social da Companhia, dentro do limite do capital autorizado previsto em seu estatuto social e com a emissão de ações ordinárias e preferenciais na Proporção Estatutária, foram aprovados em reunião do Conselho de Administração da Companhia realizada em [28] de [abril] de 2014, cuja ata será registrada na Junta Comercial do Estado do Rio de Janeiro, foi publicada no jornal “Valor Econômico” na data de publicação do Anúncio de Início e será publicada no Diário Oficial do Estado do Rio de Janeiro no dia útil subsequente.

A fixação do Preço por Ação Ordinária (conforme definido abaixo) com base no Preço por Ação Preferencial e apurado de acordo com a taxa de conversão de 1 Ação Preferencial para 0,9211 Ação Ordinária reflete a proporção a ser utilizada no âmbito da incorporação de ações da Companhia pela TmarPart, conforme acordada no Memorando de Entendimentos celebrado no âmbito da Operação Societária em 1º de outubro de 2013 e divulgado por meio Comunicado ao Mercado publicado em 02 de outubro de 2013, cuja celebração foi ratificada em reunião do Conselho de Administração da Companhia realizada em 18 de dezembro de 2013.

3.	PÚBLICO-ALVO DA OFERTA PRIORITÁRIA

A Oferta Prioritária destina-se a titulares de ações de emissão da Companhia, na Primeira Data de Corte (conforme definido abaixo) e aos titulares de ADRs que cumprirem o Procedimento de Cancelamento e Devolução (“Acionistas”), bem como aos Cessionários(“Oferta Prioritária”).

A Oferta Prioritária foi realizada nos termos do artigo 21 da Instrução CVM 400, de forma a assegurar a participação dos Acionistas, tomando por base a identificação dos Acionistas titulares de ações ordinárias e/ou ações preferenciais de emissão da Companhia na custódia da BM&FBOVESPA ou do Banco do Brasil S.A., instituição depositária das ações de emissão da Companhia, conforme o caso, (a) ao final do dia 09 de abril de 2014 (“Primeira Data de Corte”); e (b) considerando a quantidade de ações de suas respectivas custódias ao final do dia 17 de abril de 2014 (“Segunda Data de Corte”). A Oferta Prioritária destinou-se exclusivamente aos Acionistas e Cessionários. Portanto, para fins de cálculo do Limite de Subscrição Proporcional (conforme definido abaixo) de cada Acionista, foi considerada apenas a quantidade de ações preferenciais de emissão da Companhia detida pelo Acionista na Segunda Data de Corte.

Foi assegurado a cada um dos Acionistas que realizou Pedido de Reserva da Oferta Prioritária durante o Período de Reserva da Oferta Prioritária ou na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas, conforme o caso, o direito de subscrever Ações da Oferta Prioritária em quantidade equivalente ao percentual de participação acionária do respectivo Acionista, por espécie de ação, no total de ações ordinárias e/ou ações preferenciais, conforme o caso, do capital social total da Companhia, na Segunda Data de Corte, aplicado sobre a quantidade de Ações Ordinárias da Oferta Prioritária e/ou Ações Preferenciais da Oferta Prioritária, conforme o caso, desprezando-se eventuais frações de Ações e as ações de emissão da Companhia em tesouraria (“Limite de Subscrição Proporcional”). Foi assegurado, ainda, a cada um dos Acionistas (incluindo a Portugal Telecom) que realizou Pedido de Reserva da Oferta Prioritária durante o Período de Reserva da Oferta Prioritária ou na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas, conforme o caso, o direito de subscrever Ações da Oferta Prioritária que excedessem o Limite de Subscrição Proporcional ou o Limite de Subscrição da Portugal Telecom (conforme definido abaixo), conforme o caso, por meio da indicação no Pedido de Reserva da Oferta Prioritária do interesse do Acionista em subscrever eventuais sobras. Em qualquer caso, se a relação resultasse em um número fracionário de Ações, o valor do investimento seria limitado ao valor correspondente ao número inteiro de Ações, desprezando-se eventuais frações de Ações.

Tendo em vista que a totalidade dos Acionistas [exerceu/não exerceu] a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar [as Ações Adicionais e] as Ações Suplementares) [foi/não foi] destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional [não foram/foram] realizadas.

Cada Acionista detentor de uma ação preferencial de emissão da Companhia (“Ação Preferencial”), inclusive a Portugal Telecom, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, teve o direito de subscrever até 3,40723409 Ações Preferenciais no âmbito da Oferta Prioritária (“Ações Preferenciais da Oferta Prioritária”) para cada ação preferencial de emissão da Companhia por ele detida na Segunda Data de Corte. Caso a quantidade de Ações Preferenciais resultante seja fracionária, o valor do investimento seria limitado ao valor correspondente ao maior número inteiro de Ações Preferenciais da Oferta Prioritária, desprezando-se eventuais frações de ações.

Exclusivamente para o Acionista detentor de apenas uma ação preferencial de emissão da Companhia na Segunda Data de Corte, conforme evidenciado pela sua posição de custódia na Primeira Data de Corte, foi outorgado o direito de subscrever uma Ação Preferencial da Oferta Prioritária.

O Acionista que não exerceu seu direito de prioridade no âmbito da Oferta Prioritária ou exerceu seu direito de prioridade no âmbito da Oferta Prioritária subscrevendo quantidade de Ações inferior à sua respectiva proporção na posição acionária poderá ser diluído. Para informações adicionais sobre a potencial diluição à qual os Acionistas da Companhia encontram-se sujeitos no âmbito da Oferta Global, veja o fator de risco “Os investidores na Oferta Global poderão sofrer diluição imediata no valor de seus investimentos nas nossas Ações” constante da seção “Fatores de Risco – Riscos relacionados à Oferta Global e às Ações” e a seção “Diluição”, ambas do Prospecto Definitivo.

Os Acionistas puderam ceder (nesse caso, “Acionistas Cedentes”), total ou parcialmente, os seus respectivos direitos de subscrição no âmbito da Oferta Prioritária, bem como os Pedidos de Reserva da Oferta Prioritária por eles já executados para terceiros, Acionistas ou não (“Cessionários”) desde que: (i) o(s) Acionista(s) Cedente(s) e o(s) Cessionário(s) celebrassem termo de cessão dos direitos de subscrição, conforme modelo anexo ao Prospecto Preliminar (“Termo de Cessão de Direitos de Prioridade”); e (ii) exclusivamente no dia 09 de abril de 2014, até às 17h, uma via do Termo de Cessão de Direitos de Prioridade devidamente firmado, com firma reconhecida, e, no caso de pessoas jurídicas, acompanhado de cópia dos documentos que comprovassem os respectivos poderes de representação, fosse entregue a qualquer dos Coordenadores da Oferta. Ocorrendo a cessão dos direitos de subscrição ou dos Pedidos de Reserva da Oferta Prioritária nos termos acima, passam a aplicar-se aos Cessionários as disposições aplicáveis aos Acionistas no âmbito da Oferta, inclusive no que diz respeito a pedidos de sobras na Oferta Prioritária.

Tendo em vista que a totalidade dos Acionistas [exerceu/não exerceu] a sua prioridade para a subscrição das Ações da Oferta Prioritária, a totalidade das Ações ofertadas (sem considerar [as Ações Adicionais e] as Ações Suplementares) [foi/não foi] destinada exclusivamente à Oferta Prioritária, de forma que a Oferta de Varejo e a Oferta Institucional [não foram/foram] realizadas.

Em 14 de dezembro de 2012, a Companhia celebrou o Contrato de Participação no Nível 1 de Governança Corporativa da BM&FBovespa. As ações preferenciais de emissão da Companhia são listadas no segmento de listagem do Nível 1 sob o código “OIBR4”.

Este Boletim de Subscrição para Acionistas PN não constitui uma oferta de subscrição ou venda (i) das ADSs ou das ações ordinárias e preferenciais por elas representadas nos Estados Unidos da América ou em qualquer outra jurisdição em que a venda seja proibida. A Oferta Global foi registrada: (i) perante a CVM em conformidade com a Instrução CVM 400; e (ii) perante a SEC, em conformidade com o Securities Act. Não será realizado nenhum registro da Oferta ou das Ações em qualquer agência ou órgão regulador do mercado de capitais de qualquer outro país, exceto o Brasil e os Estados

Unidos da América. As ADSs não poderão ser ofertadas ou vendidas no exterior sem registro ou concessão de dispensa de tal registro. Qualquer oferta pública no exterior será feita com a utilização de prospecto, o qual conterá informações detalhadas sobre a Companhia e sua administração, bem como sobre suas demonstrações financeiras. Os Coordenadores da Oferta Internacional não têm qualquer responsabilidade sobre a distribuição pública das Ações da Oferta Brasileira no Brasil, bem como em relação às informações contidas neste Boletim de Subscrição para Acionistas PN.

Não foi admitida distribuição parcial no âmbito da Oferta Global.

Exceto quando especificamente definidos neste Boletim de Subscrição para Acionistas PN, os termos aqui utilizados iniciados em letra maiúscula terão o significado a eles atribuído no Prospecto Definitivo de Oferta Pública de Distribuição Primária de Ações Ordinárias e Ações Preferenciais de emissão da Oi S.A. (“Prospecto Definitivo”), sendo que este havia sido obtido pelo SUBSCRITOR quando do preenchimento do presente Boletim de Subscrição para Acionistas PN.

Em 27 de março de 2014, a CVM, por meio do Ofício/CVM/SRE/nº129/2014, suspendeu, pelo prazo de até 30 dias, a presente Oferta, cujo pedido de registro se encontrava em análise, devido à publicação, em 26 de março de 2014, de matérias jornalísticas nos websites Exame.com, R7 Notícias e Estadão.com.br. (“Reportagens”), contendo declarações proferidas pelo Sr. Zeinal Bava, Diretor Presidente da Companhia, em infração ao disposto no artigo 48, inciso IV, da Instrução CVM 400.

A Companhia e o Coordenador Líder protocolizaram junto à CVM pedido de revogação da suspensão da Oferta (“Pedido de Reconsideração”) e a Companhia adotou as medidas para reparar o impacto negativo ao mercado decorrente da divulgação das Reportagens, por meio da disponibilização de Fato Relevante via sistema IPE em 27 de março de 2014 e de sua publicação no jornal Valor Econômico de 28 de março de 2014, orientando os investidores e demais interessados na Oferta a desconsiderarem as declarações contidas nas Reportagens em suas decisões de investimento, pautando-as somente nas informações contidas nos Prospectos e no Formulário de Referência da Companhia, dando especial atenção às seções “Fatores de Risco”.

Em 1º de abril de 2014, a CVM, por meio do Ofício/CVM/SRE/nº153/2014, deferiu o Pedido de Reconsideração acima mencionado e determinou a revogação da suspensão da Oferta que, portanto, foi lançada com a publicação do Aviso ao Mercado.

A COMPANHIA DESTACA E REITERA QUE OS INVESTIDORES E O MERCADO EM GERAL NÃO DEVEM CONSIDERAR AS AFIRMAÇÕES CONTIDAS EM REPORTAGENS NA MÍDIA EM SUA DECISÃO DE INVESTIMENTO NA OFERTA E DEVEM BASEAR SUAS DECISÕES DE INVESTIMENTO ÚNICA E EXCLUSIVAMENTE NAS INFORMAÇÕES CONSTANTES DOS PROSPECTOS, INCLUINDO SEUS ANEXOS E DOCUMENTOS A ELES INCORPORADOS POR REFERÊNCIA, DENTRE OS QUAIS O FORMULÁRIO DE REFERÊNCIA DA COMPANHIA.

LEIA O PROSPECTO DEFINITIVO E O FORMULÁRIO DE REFERÊNCIA ANTES DE ACEITAR A OFERTA BRASILEIRA, EM ESPECIAL AS SEÇÕES “SUMÁRIO DA COMPANHIA – PRINCIPAIS FATORES DE RISCO

RELACIONADOS À COMPANHIA” E “FATORES DE RISCO – RISCOS RELACIONADOS À OFERTA GLOBAL E ÀS AÇÕES”, DO PROSPECTO DEFINITIVO, BEM COMO AS SEÇÕES “4. FATORES DE RISCO” E “5. RISCOS DE MERCADO” DO FORMULÁRIO DE REFERÊNCIA, INCORPORADO POR REFERÊNCIA AO PROSPECTO, PARA CIÊNCIA E AVALIAÇÃO DE CERTOS FATORES DE RISCO QUE DEVEM SER CONSIDERADOS COM RELAÇÃO À COMPANHIA, À OFERTA E AO INVESTIMENTO NAS AÇÕES. TAIS DOCUMENTOS SÃO OS ÚNICOS QUE DEVEM SER CONSIDERADOS PELOS POTENCIAIS INVESTIDORES PARA A TOMADA DE DECISÃO DE INVESTIMENTO NAS AÇÕES DA COMPANHIA E CONTÊM TODAS AS INFORMAÇÕES RELEVANTES REFERENTES A ELA PARA OS FINS DA OFERTA. A LEITURA DO PROSPECTO POSSIBILITA UMA ANÁLISE DETALHADA E SUFICIENTE DOS TERMOS E CONDIÇÕES DA OFERTA E DOS RISCOS A ELA INERENTES.

O registro da presente distribuição não implica, por parte da CVM, garantia de veracidade das informações prestadas ou em julgamento sobre a qualidade da Companhia emissora, bem como sobre as Ações a serem distribuídas.

Registro da Oferta na CVM: CVM/SRE/REM/2014/[—], concedido em [—] de abril de 2014.

QUALIFICAÇÃO DO SUBSCRITOR
1 Nome Completo/Razão Social	2 Nome do Cônjuge	3 CPF/CNPJ
4 Estado Civil	5 Sexo	6 Data de Nascimento/Constituição
7 Profissão	8 Nacionalidade	9 Documento de Identidade/ Órgão Emissor
10 Endereço (Rua/Avenida)	11 Número	12 Complemento
13 Bairro	14 Cidade	15 Estado
16 CEP	17 E-mail	18 Telefone/Fax
19 Nome do representante legal (se houver)
20 Documento de Identidade / ÓrgãoEmissor	21 CPF	22 Telefone/Fax

DECLARAÇÃO OBRIGATÓRIA PARA PESSOAS VINCULADAS À OFERTA

23        O SUBSCRITOR declara que:

(    ) é (i) controlador e/ou administrador da Companhia e/ou das Instituições Participantes da Oferta Brasileira, dos Agentes de Colocação Internacional e/ou dos Coordenadores da Oferta Internacional; (ii) outra pessoa vinculada à Oferta; e/ou (iii) cônjuge ou companheiro, ascendente, descendente ou colateral até o segundo grau, das pessoas mencionadas nos itens (i) e (ii) acima (“Pessoa Vinculada”);

(    ) não é Pessoa Vinculada à Oferta.

DECLARAÇÃO OBRIGATÓRIA DO SUBSCRITOR

Situação de Acionista

24 O SUBSCRITOR declara por meio deste Boletim de Subscrição para Acionistas PN que:

(    ) é Acionista da Companhia, conforme identificação de ações preferenciais de emissão da Companhia de sua titularidade na custódia da BM&FBOVESPA e da instituição depositária das ações de emissão da Companhia na Primeira Data de Corte, de forma a assegurar sua participação na Oferta Prioritária, tendo ciência de que a apuração de seu Limite de Subscrição Proporcional de Ações na Oferta Prioritária será realizada com base na posição acionária ao final da Segunda Data de Corte.

Sobras de Ações Preferenciais da Oferta Prioritária

25 (    ) O SUBSCRITOR manifesta sua intenção de subscrever as Sobras de Ações Preferenciais da Oferta Prioritária, observado o seu Limite de Subscrição Proporcional, (i) calculado considerando a quantidade de Ações Preferenciais por ele subscrita na alocação inicial das Ações da Oferta Prioritária e, conforme aplicável, a quantidade de Ações Preferenciais por ele subscrita em cada rodada de rateio subsequente, respectivamente; e (ii) multiplicado pela quantidade de Ações Preferenciais subscritas em cada rodada de rateio e aplicado considerando (x) o saldo de Sobras de Ações Preferenciais da Oferta Prioritária verificado em cada rodada de rateio; e (y) o valor de investimento indicado no campo 32 abaixo, e, assim, sucessivamente, até que se esgote o saldo de pedidos de subscrição de Sobras de Ações Preferenciais da Oferta Prioritária.

FORMAS DE PAGAMENTO
26 [ ] Débito em conta corrente	N.º Banco	N.º Agência	N.º Conta corrente
27 [ ] DOC/TED em conta corrente	N.º Banco	N.º Agência	N.º Conta corrente
28 [ ] Cheque	N.º Cheque	N.º Banco	N.º Agência
No caso da Portugal Telecom, a integralização será efetuada em Bens, com os Ativos, nos termos descritos nas Cláusulas Contratuais abaixo.

DADOS RELATIVOS À DEVOLUÇÃO DO PAGAMENTO
29 [ ] Crédito em conta corrente	N.º Banco	N.º Agência	N.º Conta corrente

AÇÕES PREFERENCIAIS SUBSCRITAS
30 Quantidade de Ações Preferenciais	31 Preço por Ação (R$)	32 Valor a Pagar (R$)

DECLARAÇÃO OBRIGATÓRIA DO SUBSCRITOR

Condição de Investidor Estrangeiro (somente para Acionistas que sejam Investidores Estrangeiros)

33        O SUBSCRITOR declara por meio deste Boletim de Subscrição para Acionistas PN que:

(    ) é Investidor Estrangeiro.

(    ) é Acionista da Companhia, conforme identificação de ações preferenciais de emissão da Companhia de sua titularidade na custódia da BM&FBOVESPA e da instituição depositária das ações de emissão da Companhia, na Primeira Data de Corte, de forma a assegurar sua participação na Oferta Prioritária, tendo ciência de que a apuração de seu Limite de Subscrição Proporcional de Ações na Oferta Prioritária será realizada com base na posição acionária ao final da Segunda Data de Corte.

CLÁUSULAS CONTRATUAIS

1        Nos termos deste Boletim de Subscrição para Acionistas PN, a Companhia, devidamente representada pela INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA identificada no campo 35 abaixo e autorizada pelos Coordenadores da Oferta, entrega ao SUBSCRITOR a quantidade de Ações Preferenciais indicada no campo 30 acima. O Valor a Pagar indicado no campo 32 acima foi obtido por meio da multiplicação da quantidade de Ações Preferenciais descrita no campo 30 acima pelo respectivo Preço por Ação Preferencial indicado no campo 31 acima.

2        As Ações Preferenciais conferirão aos seus titulares os mesmos direitos, vantagens e restrições conferidos aos titulares de ações preferenciais de emissão da Companhia, nos termos previstos em seu estatuto social e na Lei das Sociedades por Ações, dentre os quais se destacam os seguintes: (i) não possuem direito de voto, salvo quando previsto em lei ou de acordo com o previsto em seu estatuto social; (ii) prioridade no reembolso do capital, em caso de liquidação da Companhia; (iii) participação integral nos resultados da Companhia, respeitado o disposto no item (iv) abaixo; (iv) dividendo, por ação preferencial, maior em 6% (seis por cento) ao ano do que foi atribuído aos detentores de Ações Ordinárias, calculado sobre o valor resultante da divisão do capital social pelo número total de ações da Companhia ou maior em 3% (três por cento) ao ano do que foi atribuído aos detentores de Ações Ordinárias, calculado sobre o valor resultante da divisão do patrimônio líquido contábil pelo número total de ações da Companhia, o que for maior, distribuídos a partir da data de publicação do Anúncio de Início; e (v) direito de voto em separado nas decisões relativas à contratação de entidades estrangeiras vinculadas aos acionistas controladores, nos casos específicos de contratos de prestação de serviços de gerência, inclusive assistência técnica.

3        No contexto da Oferta, o preço de subscrição por Ação Preferencial (“Preço por Ação Preferencial”) foi fixado em R$[—], após a conclusão do procedimento de coleta de intenções de investimento junto a Investidores Institucionais, realizado no Brasil pelos Coordenadores da Oferta, em conformidade com o disposto no artigo 23, parágrafo 1º, e no artigo 44 da Instrução CVM 400, e no exterior pelos Coordenadores da Oferta Internacional (“Procedimento de Bookbuilding”), tendo como parâmetro (a) cotação das ações preferenciais de emissão da Companhia na BM&FBOVESPA e (b) as indicações de interesse em função da qualidade e quantidade de demanda (por volume e preço) coletada junto a Investidores Institucionais durante o Procedimento de Bookbuilding. A precificação será feita tomando por base as ações preferenciais de emissão da Companhia em virtude da maior liquidez dessas ações e por seu preço refletir melhor o preço de mercado das ações de emissão da Companhia. A escolha do critério de fixação do Preço por Ação Ordinária é justificada na medida em que a relação de substituição da incorporação prevista no âmbito da Operação Societária foi estabelecida com base no parâmetro de cotações de mercado das ações da Companhia no período de 30 dias.

4        A escolha do critério de fixação do Preço por Ação Preferencial é justificada, na medida em que o preço de mercado das Ações a serem subscritas foi aferido com a realização do Procedimento de Bookbuilding, o qual refletiu o valor pelo qual os Investidores Institucionais apresentaram suas intenções de investimento nas Ações, não promovendo, portanto, diluição injustificada dos atuais Acionistas, nos termos do artigo

170, parágrafo 1º, inciso III, da Lei das Sociedades por Ações. Os Acionistas que aderiram exclusivamente à Oferta Prioritária e os Investidores Não-Institucionais não participaram do Procedimento de Bookbuilding e, portanto, não participaram do processo de determinação do Preço por Ação Preferencial.

5        Os Acionistas, exceto a Portugal Telecom, deverão realizar a subscrição das Ações da Oferta Prioritária mediante o pagamento à vista, em moeda corrente nacional, em recursos imediatamente disponíveis. Já a Portugal Telecom, que [subscreveu/poderia subscrever inicialmente, sem considerar eventuais sobras,] Ações da Oferta Prioritária em quantidade equivalente a um investimento de até R$5.709,90 milhões (“Limite de Subscrição da Portugal Telecom”), mediante a cessão do direito de prioridade detido pelos Acionistas TmarPart, Bratel Brasil S.A., Valverde Participações S.A., AG Telecom Participações S.A. e LF Tel S.A. no capital social da Companhia, celebrou compromisso de subscrição das Ações da Oferta Prioritária a ser integralizada em bens, com vistas à contribuição dos Ativos à Companhia. Nos termos da Lei das Sociedades por Ações, os Ativos foram identificados e objeto de avaliação por empresa especializada independente, sendo o respectivo laudo submetido à deliberação da e aprovado pela assembleia geral dos acionistas da Companhia em 27 de março de 2014.

6        Este Boletim de Subscrição é celebrado em caráter irrevogável e irretratável, salvo o disposto na Cláusula 7 abaixo, obrigando as partes por si e por seus sucessores a qualquer título. Como o SUBSCRITOR é considerado Acionista, as disposições do Pedido de Reserva para Acionistas PN integram este Boletim de Subscrição para Acionistas PN.

7        Havendo alteração substancial, posterior e imprevisível nas circunstâncias de fato existentes quando do registro da Oferta, que acarrete aumento relevante dos riscos assumidos pela Companhia e inerentes à própria Oferta, a CVM poderá acolher pleito de modificação (“Modificação”) ou revogação (“Revogação”) da Oferta formulado pela Companhia e pelo Coordenador da Líder. Se for deferida a Modificação, a Oferta poderá ser prorrogada por até 90 (noventa) dias.

Parágrafo Primeiro. Em caso de aceitação pela CVM de pleito de Revogação da Oferta, o presente Boletim de Subscrição para Acionistas PN ficará automaticamente cancelado e os valores eventualmente pagos ou depositados pelo SUBSCRITOR à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA serão devolvidos, na forma especificada no campo 29 acima, sem qualquer remuneração ou correção monetária e com dedução dos valores relativos aos eventuais tributos incidentes, no prazo de 3 (três) dias úteis contados da data de sua divulgação ao mercado.

Parágrafo Segundo. Na hipótese de aceitação pela CVM de pleito de Modificação da Oferta, tal modificação será imediatamente divulgada por meio de anúncio no jornal “Valor Econômico” e do Diário Oficial do Estado do Rio de Janeiro, veículos estes também utilizados para a divulgação do Aviso ao Mercado e do Anúncio de Início, conforme disposto no artigo 27 da Instrução CVM 400 (“Anúncio de Retificação”), para manifestação do SUBSCRITOR.

Parágrafo Terceiro. Caso o presente Boletim de Subscrição para Acionistas PN tenha sido assinado anteriormente à eventual Modificação da Oferta, o SUBSCRITOR deverá ser informado a respeito da modificação ocorrida e deverá, no prazo máximo de 5 (cinco)

dias úteis, a contar do recebimento da comunicação, revogar ou confirmar, por escrito, a manutenção de seu interesse na subscrição das Ações. Caso não haja manifestação do SUBSCRITOR até o final do prazo de 5 (cinco) dias úteis, será presumida a sua intenção de aceitar a subscrição das Ações Preferenciais. Na hipótese de o SUBSCRITOR revogar, por escrito, sua aceitação da Oferta, os valores eventualmente pagos ou depositados pelo SUBSCRITOR à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA serão devolvidos, na forma especificada no campo 29 acima, sem qualquer remuneração ou correção monetária e com dedução dos valores relativos aos eventuais tributos incidentes, no prazo de 3 (três) dias úteis contados da data da referida revogação.

8        O Acionista que for Pessoa Vinculada deve ter efetuado Pedido de Reserva da Oferta Prioritária junto a uma única Instituição Participante da Oferta Brasileira, indicando, obrigatoriamente, no respectivo Pedido de Reserva da Oferta Prioritária, sua qualidade de Pessoa Vinculada, sendo que, nos termos do artigo 55 da Instrução CVM 400, [se houvesse/tendo havido] excesso de demanda superior em 1/3 (um terço) das Ações inicialmente ofertadas (sem considerar as Ações Suplementares [e as Ações Adicionais]), não [seria/foi] permitida a colocação, pelas Instituições Participantes da Oferta Brasileira, de Ações junto a Acionistas que sejam Pessoas Vinculadas, sendo que os Pedidos de Reserva realizados por Acionistas que sejam Pessoas Vinculadas [seriam/foram] automaticamente cancelados, com exceção dos Pedidos de Reserva da Oferta Prioritária para Pessoas Vinculadas realizados pelos Acionistas que sejam Pessoas Vinculadas na Data de Reserva da Oferta Prioritária para Pessoas Vinculadas.

9        Fica o Banco do Brasil S.A., instituição financeira contratada para a prestação de serviços de escrituração das Ações Preferenciais, autorizada a registrar em nome do SUBSCRITOR a quantidade de Ações Preferenciais objeto do presente Boletim de Subscrição para Acionistas PN identificadas no campo 30 acima.

10        O presente instrumento autoriza a transferência, pela Central Depositária da BM&FBOVESPA, instituição prestadora de serviços de custódia das Ações Preferenciais, da quantidade de Ações Preferenciais objeto deste Boletim de Subscrição para Acionistas PN identificadas no campo 30 acima, para uma conta de custódia do SUBSCRITOR mantida na Central Depositária da BM&FBOVESPA.

Parágrafo Único. Pelo serviço de custódia das Ações Preferenciais prestado pela Central Depositária da BM&FBOVESPA, o SUBSCRITOR pagará, mensalmente, à INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA, que se obriga a repassar à Central Depositária da BM&FBOVESPA, a taxa mensal de custódia das Ações Preferenciais, no valor vigente da Tabela de Contribuições e Emolumentos da Central Depositária da BM&FBOVESPA.

11        O SUBSCRITOR declara ter conhecimento de que as Ações Preferenciais lhe serão entregues após as 16:00 horas da Data de Liquidação.

12        Tendo recebido, neste ato, a totalidade do valor indicado no campo 32 acima, na forma indicada nos campos 26 a 28 acima, a Companhia dá ao SUBSCRITOR plena, geral e irrevogável quitação do respectivo valor. Da mesma forma, tendo recebido a quantidade de Ações Preferenciais indicada no campo 30 acima, o SUBSCRITOR dá à Companhia plena, geral e irrevogável quitação da entrega das Ações Preferenciais.

13        O SUBSCRITOR declara ter conhecimento do Prospecto Definitivo e do Formulário de Referência da Companhia incorporado por referência ao Prospecto Definitivo, bem como de seu inteiro teor e da forma de obtê-lo, inclusive por meio eletrônico, nos seguintes endereços: (i) Companhia, situada na Rua do Lavradio, nº 71, 2º andar, Centro, na cidade do Rio de Janeiro, Estado do Rio de Janeiro (http://ri.oi.com.broi2012/web/conteudo_pt.asp?idioma=0&tipo=50669&conta=28&id=188192); (ii) Coordenador Líder, situado na Avenida Brigadeiro Faria Lima, nº 3477, 14º andar, na cidade de São Paulo, Estado de São Paulo (https://www.btgpactual.com/home/InvestmentBank.aspx/InvestmentBanking/MercadoCapitais (em tal página clicar em “2014” no menu à esquerda e a seguir em “Prospecto Definitivo” logo abaixo de “Distribuição Pública Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A.”); (iii) BofA Merrill Lynch, situado na Avenida Brigadeiro Faria Lima, nº 3.400, 18º andar, na cidade de São Paulo, Estado de São Paulo (http://www.merrilllynch-brasil.com.br (neste website, no item “Global Markets & Investment Banking Group”, clicar em “Oi” e, a seguir, clicar em “Prospecto Definitivo”); (iv) Barclays, situado na Avenida Brigadeiro Faria Lima, nº 4.440, 12º andar, na cidade de São Paulo, Estado de São Paulo (https://live.barcap.com/publiccp/ECM/br.html (neste website clicar no item “Oi S.A. - Prospecto Definitivo”); (v) Citi, situado na Avenida Paulista, nº 1.111, 11º e 14º andares (parte), na cidade de São Paulo, Estado de São Paulo (https://www.brasil.citibank.com/corporate/prospectos.html - neste website acessar “Corretora” e depois clicar em “Prospecto Definitivo da Oferta Pública de Distribuição Primária de Ações Ordinárias e Preferenciais de Emissão da Oi S.A.”); (vi) Credit Suisse, situado na Rua Leopoldo Couto de Magalhães Junior, nº 700, 10º andar, na cidade de São Paulo, Estado de São Paulo (http://br.credit-suisse.com/ofertas (neste website, clicar em “Oi S.A.” e, a seguir, clicar em “Prospecto Definitivo”); (vii) BESI, situado na Avenida Brigadeiro Faria Lima, nº 3.729, 8º e 9º andares, na cidade de São Paulo, Estado de São Paulo (http://www.espiritosantoib.com.br - neste website, acessar “Mercado de Capitais”, logo abaixo “2014” e a seguir em “Prospecto Definitivo de Ações – Oi S.A.”); (viii) HSBC, situado na Avenida Brigadeiro Faria Lima, nº 3.064, 4º andar, na cidade de São Paulo, Estado de São Paulo (www.hsbc.com.br/ofertaspublicas - neste website clicar em “Prospecto Definitivo - Oi S.A.”); (ix) BB Investimentos, situado na Rua Senador Dantas nº 105, 36º andar, na cidade do Rio de Janeiro, Estado do Rio de Janeiro (www.bb.com.br/ofertapublica – neste website, em “Ofertas em andamento”, acessar “Oi” e depois “Leia o Prospecto Definitivo”); (x) Bradesco BBI, situado na Avenida Paulista, nº 1450, 8º andar, na cidade de São Paulo, Estado de São Paulo (http://www.bradescobbi.com.br - neste website entrar em “Ofertas Públicas”, acessar “Oi S.A.” e, posteriormente, “Prospecto Definitivo”); (xi) Caixa Geral, situado na Rua Joaquim Floriano, nº 960, 16º e 17º andares, na cidade de São Paulo, Estado de São Paulo (http://www.bcgbrasil.com.br/Divulgacao-informacoes/Ofertas-publicas-distribuicao/Paginas/Ofertas-publicas.aspx - neste website clicar em “Prospecto Definitivo” logo acima de “Prospecto Definitivo de Distribuição Pública de Ações da Oi S.A.); (xii) Goldman Sachs, situado na Rua Leopoldo Couto de Magalhães Júnior, nº 700, 17º andar, na Cidade de São Paulo, Estado de São Paulo (http://www2.goldmansachs.com/worldwide/brazil/area/Investment-banking.html - neste website, acessar “Oi S.A.” e, em seguida, clicar em “De Acordo” e em seguida clicar em “Prospecto Definitivo”); (xiii) Itaú BBA, situado na Avenida Brigadeiro Faria Lima, nº 3.400, 3º a 8º e 11º a 12º andares, na cidade de São Paulo, Estado de São Paulo (http://www.itaubba.com.br/portugues/atividades/prospectos-to-iubb.asp - em tal página acessar “Oferta Pública de Distribuição Primária da Oi – Prospecto Definitivo”); (xiv)

Morgan Stanley, situado na Avenida Brigadeiro Faria Lima, nº 3600, 6º andar, 7º andar – parte e 8º andar, na Cidade de São Paulo, Estado de São Paulo (www.morganstanley.com.br/prospectos - neste website, no item “Prospectos Locais”, acessar o link “Prospecto Definitivo” no subitem “Oi S.A.”); (xv) Santander, situado na Avenida Presidente Juscelino Kubitschek, nº 2.041 e nº 2.235, Bloco A, na cidade de São Paulo, Estado de São Paulo (www.santander.com.br/prospectos - neste website acessar no item “Oferta pública de distribuição primária de ações de emissão da Oi S.A.” o link “Download do Prospecto Definitivo”); (xvi) XP Investimentos, situada na Avenida das Américas, nº 3434, Bloco 7, 2º andar, na cidade de São Paulo, Estado de São Paulo (www.xpi.com.br/conteudo/oferta-publica.aspx - neste website, clicar em “Oi S.A.” e acessar o link “Prospecto Definitivo”); (xvii) BNP Paribas, situado na Avenida Presidente Juscelino Kubitschek, nº 510, 13º andar, na cidade de São Paulo, Estado de São Paulo (www.bnpparibas.com.br - neste website, acessar “Prospectos” e depois clicar em “Prospecto Definitivo da Oferta Pública de Ações da Oi”); (xviii) CVM, situada na Rua Sete de Setembro, 111, 5º andar, na cidade do Rio de Janeiro, Estado do Rio de Janeiro, e na Rua Cincinato Braga, 340, 2º, 3º e 4º andares, na cidade de São Paulo, Estado de São Paulo (www.cvm.gov.br - acessar, na página inicial, “ITR, DFP, IAN, IPE, FC. FR e outras Informações” e digitar “Oi” no campo disponível. Em seguida, acessar “Oi S.A.”, “Prospecto de Distribuição Pública” e clicar no link referente ao último Prospecto Definitivo disponível); e (xix) BM&FBOVESPA (http://www.bmfbovespa.com.br/Cias-Listadas/Empresas-Listadas/ResumoInformacoesRelevantes.aspx?codigoCvm=11312 &idioma=pt-br - neste website, acessar “Prospecto de Distribuição Pública” e clicar no link referente ao último Prospecto Definitivo disponível).

14     Na hipótese de ter sido publicado Anúncio de Retificação, o SUBSCRITOR declara ter plena ciência de seus termos e condições.

Fica eleito o Foro da Comarca da cidade de São Paulo, no Estado de São Paulo, para dirimir as questões oriundas deste Boletim de Subscrição para Acionistas PN, com a renúncia expressa a qualquer outro foro, por mais privilegiado que seja ou venha a ser.

E, por assim estarem justas e contratadas, firmam as partes o presente instrumento, em 2 (duas) vias de igual teor e para um só efeito, na presença de 2 (duas) testemunhas.

34 Declaro para todos os fins que (i) estou de acordo com as cláusulas contratuais e demais condições expressas neste instrumento; e (ii) obtive uma cópia do Prospecto Definitivo, estando ciente de seu inteiro teor, especialmente a seção “Sumário da Companhia – Principais Fatores de Risco Relativos à Companhia” e a seção “Fatores de Risco – Riscos Relacionados à Oferta Global e às Ações”, do Prospecto Definitivo, bem como das seções “4. Fatores de Risco” e “5. Riscos de Mercado” do Formulário de Referência da Companhia.

35 Carimbo e assinatura da INSTITUIÇÃO PARTICIPANTE DA OFERTA BRASILEIRA

Local	Data	Local	Data

SUBSCRITOR OU REPRESENTANTE LEGAL		INSTITUIÇÃO PARTICIPANTE DA OFERTA
36 Testemunhas

Nome: CPF:		Nome: CPF:

40